STATEMENT OF ADDITIONAL INFORMATION

                 GROUP AND INDIVIDUAL VARIABLE ANNUITY CONTRACT

                                    ISSUED BY

                      GENERAL AMERICAN SEPARATE ACCOUNT TWO

                                       AND

                     GENERAL AMERICAN LIFE INSURANCE COMPANY



THIS IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MAY 1, 2003, FOR THE INDIVIDUAL AND GROUP VARIABLE ANNUITY CONTRACT WHICH IS DESCRIBED HEREIN.

THE PROSPECTUS CONCISELY SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS CALL OR WRITE THE COMPANY AT: 700 MARKET STREET, ST. LOUIS, MISSOURI 63101, (800) 449-6447.

THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED MAY 1, 2003.




                                TABLE OF CONTENTS



                                                                          Page

COMPANY  .................................................................-3-

EXPERTS  .................................................................-3-

DISTRIBUTION..............................................................-3-

PERFORMANCE INFORMATION...................................................-4-

INVESTMENT ADVICE.........................................................-6-

TAX STATUS OF THE CONTRACTS...............................................-7-

ANNUITY PROVISIONS........................................................-8-

GENERAL MATTERS..........................................................-10-

SAFEKEEPING OF ACCOUNT ASSETS............................................-11-

STATE REGULATION.........................................................-12-

RECORDS AND REPORTS......................................................-12-

OTHER INFORMATION........................................................-12-

FINANCIAL STATEMENTS.....................................................-12-



                                     COMPANY

We were originally incorporated as a stock company in 1933. In 1936, we initiated a program to convert to a mutual life insurance company. In 1997, our policyholders approved a reorganization of General American into a mutual holding company structure under which we became a stock company wholly owned by GenAmerica Corporation, an intermediate stock holding company. On January 6, 2000, Metropolitan Life Insurance Company of New York ("MetLife") acquired GenAmerica Corporation, which became GenAmerica Financial Corporation. As a result of that transaction, we became an indirect, wholly-owned subsidiary of MetLife.

                                     EXPERTS

The consolidated financial statements of the Company included in this Statement of Additional Information and the related financial statement schedules included elsewhere in the registration statement have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein and elsewhere in the registration statement (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the change in method of accounting for goodwill and other intangible assets to conform to Statement of Financial Accounting Standards No. 142), and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements of the Separate Account included in this Statement of Additional Information and the related financial statement schedules included elsewhere in the registration statement have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein and elsewhere in the registration statement, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

Deloitte & Touche LLP, 201 E. Kennedy Boulevard, Tampa, Florida 33602, serves as independent public accountants for the Company and the Separate Account.


                                  DISTRIBUTION

General American Distributors, Inc. ("Distributor"), the principal underwriter of the Contracts, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

The Contracts are offered to the public through individuals licensed under the federal securities laws and state insurance laws who have entered into agreements with Distributor.

Reduction of the Surrender Charge

The amount of the surrender charge on the Contracts may be reduced or eliminated when sales of the Contracts are made to individuals or to a group of individuals in a manner that results in savings of sales expenses. The entitlement to reduction of the surrender charge will be determined by the Company after examination of all the relevant factors such as:

1. The size and type of group to which sales are to be made. Generally, the sales expenses for a larger group are less than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.

2. The total amount of purchase payments to be received. Per Contract sales expenses are likely to be less on larger purchase payments than on smaller ones.

3. Any prior or existing relationship with the Company. Per Contract sales expenses are likely to be less when there is a prior existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.

4. Other circumstances, of which the Company is not presently aware, which could result in reduced sales expenses.

If, after consideration of the foregoing factors, the Company determines that there will be a reduction in sales expenses, the Company may provide for a reduction of the surrender charge.

The surrender charge may be eliminated when the Contracts are issued to an officer, director or employee of the Company or any of its affiliates. In no event will any reduction of the surrender charge be permitted where the reduction or elimination will be unfairly discriminatory to any person.


                             PERFORMANCE INFORMATION

Total Return

From time to time, the Company may advertise performance data. Such data will show the percentage change in the value of an accumulation unit based on the performance of a Fund over a period of time, usually a calendar year, determined by dividing the increase (decrease) in value for that unit by the accumulation unit value at the beginning of the period.

Any such advertisement will include total return figures for the time periods indicated in the advertisement. Such total return figures will reflect the deduction of the expenses for the underlying Fund being advertised and any applicable surrender charges.

The hypothetical value of a Contract purchased for the time periods described in the advertisement will be determined by using the actual accumulation unit values for an initial $1,000 purchase payment, and deducting any applicable surrender charge to arrive at the ending hypothetical value. The average annual total return is then determined by computing the fixed interest rate that a $1,000 purchase payment would have to earn annually, compounded annually, to grow to the hypothetical value at the end of the time periods described. The formula used in these calculations is:

                                      n
                             P (1 + T)   = ERV
Where:

         P  = a hypothetical initial payment of $1,000

         T = average annual total return

         n = number of years

       ERV = ending redeemable value at the end of the time periods used (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the time periods used.

The Company may also advertise performance data which will be calculated in the same manner as described above but which will not reflect the deduction of any surrender charge. The deduction of any surrender charge would reduce any percentage increase or make greater any percentage decrease.

Owners should note that the investment results of each Fund will fluctuate over time, and any presentation of the Fund's total return for any period should not be considered as a representation of what an investment may earn or what an owner's total return may be in any future period.

Money Market Yield Calculation

In accordance with regulations adopted by the Securities and Exchange Commission, General American is required to disclose the current annualized yield for the subaccount (the "Money Market Division") investing in the State Street Research Money Market Portfolio of Metropolitan Series Fund ("Money Market Fund") for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Fund or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one unit of the Money Market Division at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis. The net change in account value reflects the deductions for administrative expenses of services and the mortality and expense risk charge and income and expenses accrued during the period. Because of these deductions, the yield for the Money Market Division of the Separate Account will be lower than the yield for the Money Market Fund.

The Securities and Exchange Commission also permits General American to disclose the effective yield of the Money Market Division for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result.

The yield on amounts held in the Money Market Division normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Division's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund, the types and quality of portfolio securities held by the Money Market Fund, and its operating expenses.

Historical Unit Values

The Company may also show historical accumulation unit values in certain advertisements containing illustrations. These illustrations will be based on actual accumulation unit values.

In addition, the Company may distribute sales literature which compares the percentage change in accumulation unit values for any of the Funds against established market indices such as the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average or other management investment companies which have investment objectives similar to the Fund being compared. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged, unweighted average of 500 stocks, the majority of which are listed on the New York Stock Exchange. The Dow Jones Industrial Average is an unmanaged, weighted average of thirty blue chip industrial corporations listed on the New York Stock exchange. Both the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average assume quarterly reinvestment of dividends.


                                INVESTMENT ADVICE

The Separate Account invests in the Portfolios of the Metropolitan Series Fund, Inc. and in the Portfolios of Variable Insurance Products Fund. MetLife Advisers, LLC ("MetLife Advisers"), as the Adviser to the Metropolitan Series Fund, may, from time to time, replace the sub-adviser of a Portfolio with a new sub-adviser. A number of sub-adviser changes have been made with respect to the Portfolios in which the Separate Account invests.

MetLife Advisers (formerly known as New England Investment Management, Inc. which was formerly known as TNE Advisers, Inc.) became the Investment Adviser to the Portfolios of the Metropolitan Series Fund on May 1, 2001. Prior to May 1, 2001, Metropolitan Life Insurance Company was the Investment Adviser for all Portfolios of the Metropolitan Series Fund.

MetLife Advisers was also the Investment Adviser to the Back Bay Advisors Money Market Series (currently known as the State Street Research Money Market Portfolio) of the New England Zenith Fund ("Zenith Fund") until May 1, 2003, the date on which it became a Portfolio of the Metropolitan Series Fund. MetLife Advisers became the Adviser to this Series on May 1, 1995.

The following is the sub-adviser history of the relevant Metropolitan Series Fund Portfolios that, prior to April 28, 2003, were Series of the Zenith Fund:

The sub-adviser to the State Street Research Money Market Portfolio (formerly, the Back Bay Advisors Money Market Series) was Back Bay Advisors, L.P. until July 1, 2001, when State Street Research & Management Company became the sub-adviser.

The following is the sub-adviser history of the relevant Metropolitan Series Fund Portfolios:

Metropolitan Life Insurance Company became the sub-adviser to the Lehman Brothers(R) Aggregate Bond Index Portfolio and the MetLife Stock Index Portfolio on May 1, 2001.


                           TAX STATUS OF THE CONTRACTS

Tax law imposed several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

Diversification Requirements. The Internal Revenue Code (Code) requires that the investments of each investment division of the separate account underlying the Contracts be "adequately diversified" in order for the Contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.

Owner Control. In certain circumstances, owners of variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of our Contracts, such as the flexibility of an Owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over separate account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the Owner of the separate account assets supporting the Contract.

Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, Section 72(s) of the Code generally requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an Owner of the Contract (or on the death of, or change in, any primary annuitant were the Contract is owned by a non-natural person). Specifically, section 72(s) requires that (a) if any Owner dies on or after the annuity starting date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner's death; and
(b) if any Owner dies prior to the annuity starting date, the entire interest in the Contract will be distributed within five years after the date of such Owner's death. These requirements will be considered satisfied as to any portion of an Owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the Owner's death. The designated beneficiary refers to a natural person designated by the Owner as a beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.

The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.


                               ANNUITY PROVISIONS

Computation of the Value of an Annuity Unit

The table of contractual guaranteed annuity rates is based on an assumed interest rate. The assumed interest rate is 4% for all contracts issued on or after May 1, 1982; 3.5% for tax-qualified contracts issued prior to May 1, 1982; and 3% for non-tax-qualified Contracts issued prior to May 1, 1982.

As a starting point, the value of a Separate Account Two annuity unit was established at $10.00 as of the end of the business day on January 4, 1971. For Contracts issued prior to May 1, 1982, the value of the annuity unit at the end of any subsequent business day is determined by multiplying such value for the preceding business day by the product of (a) the daily reduction factor (described below) once for each calendar day expiring between the end of the sixth preceding business day and the end of the fifth preceding business day and
(b) the net investment factor for the fifth business day preceding such business day.

The daily reduction factors referred to above are .99989256 for all contracts issued on or after May 1, 1982; .99990575 for tax-qualified contracts issued prior to May 1, 1982; and .99991902 for non-tax-qualified contracts issued before May 1, 1982.

These daily reduction factors are necessary to neutralize the assumed net investment rate built into the annuity tables. Calculations are performed as of the fifth preceding business day to permit calculation of amounts and the mailing of checks in advance of their due date.

This may be illustrated by the following hypothetical example. Assuming that the net investment factor for the fifth preceding business day was 1.00176027, and assuming that the annuity unit value for the preceding business day was $10.20, then the annuity unit for the current business day is $10.22, determined as follows:

                         1.00176027                 $10.200000
                         X .99989256                X 1.00165264
                         -----------                ------------
                        1.00165264                 $10.216857

Determination of the Amount of the First Annuity Installment

When annuity installments begin, the accumulated value of the Contract is established. This is the sum of the products of the values of an accumulation unit in each Fund on the fifth business day preceding the annuity commencement date and the number of accumulation units credited to the Contract as of the annuity commencement date.

The Contract contains tables indicating the dollar amount of the first annuity installment under each form of variable annuity for each $1,000 of value of the Contract. The amount of the first annuity installment depends on the option chosen and the sex (if applicable) and age of the annuitant.

The first annuity installment is determined by multiplying the benefit per $1,000 of value shown in the tables in the contract by the number of thousands of dollars of accumulated value of the contract (individual account).

If a greater first installment would result, General American will compute the first installment on the same mortality basis as is used in determining such installments under individual variable annuity contracts then being issued for a similar class of annuitants.

Determination of the Fluctuating Values of the Annuity Installments

The dollar amount of the first annuity installment, determined as described above, is translated into annuity units by dividing that dollar amount by the value of an annuity unit on the due date of the first annuity installment. The number of annuity units remains fixed and the amount of each subsequent annuity installment is determined by multiplying this fixed number of annuity units by the value of an annuity unit on the date the installment is due.

If in any month after the first the application of the above net investment factors produces a net investment increment exactly equivalent to the assumed annualized rate of 4%, then the payment in that month will not change. Since it is unlikely that it will be exactly equivalent, installments will vary up or down depending upon whether such investment increment is greater or less than the assumed annualized rate of 4%. A higher assumption would mean a higher initial annuity payment but a more slowly rising series of subsequent annuity payments (or a more rapidly falling series of subsequent annuity payments if the value of an annuity unit is decreasing). A lower assumption would have the opposite effect.

Fixed Annuity

A fixed annuity is a series of payments made during the annuity period which are guaranteed as to dollar amount by the Company and do not vary with the investment experience of the Separate Account. The general account value as of the annuity calculation date will be used to determine the fixed annuity monthly payment. The first monthly annuity payment will be based upon the annuity option elected and the appropriate annuity option table. Fixed annuity payments will remain level.



                                 GENERAL MATTERS

Participating

The Contracts share in General American's divisible surplus while they are in force prior to the annuity commencement date. Each year General American will determine the share of divisible surplus, if any, accruing to the Contracts. Investment results are credited directly through the changes in the value of the accumulation units and annuity units. Also, most mortality and expense savings are credited directly through decreases in the appropriate charges. Therefore, the Company expects little or no divisible surplus to be credited to a contract.

If any divisible surplus is credited to a contract, the Contract Owner may choose to take the distribution in cash, reduce the stipulated payment, or leave the distribution with General American to accumulate with interest.

Joint Annuitant

The contract owner may, by written request at least 30 days prior to the annuity commencement date, name a joint annuitant. An annuitant or joint annuitant may not be replaced. The annuity commencement date shall be specified in the application. If the annuitant or joint annuitant dies after the annuity commencement date, the survivor shall be the sole annuitant. Another joint annuitant may not be designated. Payment to a beneficiary shall not be made until the death of the surviving annuitant.

Incorrect Age or Sex

If the age at issue or sex of the annuitant as shown in the Contract is incorrect, any benefit payable under a supplemental agreement will be such as the premiums paid would have purchased at the correct age at issue and sex. After General American begins paying monthly income installments, appropriate adjustment will be made in any remaining installments.

Annuity Data

General American will not be liable for obligations which depend on receiving information from a payee until such information is received in a form satisfactory to General American.

Quarterly Reports

Quarterly, General American will give the contract owner a report of the current accumulated value allocated to each Fund; the current accumulated value allocated to the General Account; and any purchase payments, charges, transfers, or surrenders during that period. This report will also give the contract owner any other information required by law or regulation. The contract owner may ask for a report like this at any time. The quarterly reports will be distributed without charge. General American reserves the right to charge a fee for additional reports.

Incontestability

General American cannot contest this Contract, except for nonpayment of stipulated payments or premiums, after it has been in force during the lifetime of the Annuitant for a period of two years from the date of issue. This provision will not apply to any supplemental agreement relating to total and permanent disability benefits.

Ownership

The owner of the Contract on the contract date is the annuitant, unless otherwise specified in the application. The owner may specify a new owner by written notice at any time thereafter. During the annuitant's lifetime all rights and privileges under this Contract may be exercised solely by the owner.

Reinstatement

A Contract may be reinstated if a stipulated payment is in default and if the accumulated value has not been applied under the surrender provision. Reinstatement may be made during the lifetime of the annuitant but before the annuity date by the payment of one stipulated payment. Benefits provided by any supplemental agreement attached to this Contract may be reinstated by providing evidence of insurability satisfactory to General American. The reinstatement provisions incorporated in such supplemental agreement must be complied with.

                          SAFEKEEPING OF ACCOUNT ASSETS

Title to assets of the separate account is held by General American. The assets are kept physically segregated and held separate and apart from General American's general account assets. Records are maintained of all purchases and redemptions of eligible shares held by each of the Funds of the separate account.

                                STATE REGULATION

General American is a life insurance company organized under the laws of Missouri, and is subject to regulation by the Missouri Division of Insurance. An annual statement is filed with the Missouri Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of General American as of December 31 of the preceding calendar year. Periodically, the Missouri Commissioner of Insurance examines the financial condition of General American, including the liabilities and reserves of the separate account.

In addition, General American is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain contract rights and provisions depends on state approval and filing and review processes. Where required by state law or regulation, the Contracts will be modified accordingly.

                               RECORDS AND REPORTS


All records and accounts relating to the separate account will be maintained by General American. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, General American will mail to all contract owners at their last known address of record, at least semi-annually, reports containing such information as may be required under that Act or by any other applicable law or regulation.

                                OTHER INFORMATION

A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments, and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

                              FINANCIAL STATEMENTS

The consolidated financial statements of the Company included herein should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
General American Life Insurance Company
and Contract Holders of General American
Separate Account Two:

     We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of S&P 500 Index, Money Market, Bond Index, Managed Equity, Asset Allocation, Equity-Income, Growth, and Overseas Fund Divisions (the "Funds") of General American Separate Account Two as of December 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights as of December 31, 2002 and 2001, and for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the management of General American Separate Account Two (the "Separate Account"). Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and the depositor of the Separate Account. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the aforementioned Funds of General American Separate Account Two as of December 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights as of December 31, 2002 and 2001, and for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

St. Louis, Missouri
February 21, 2003

                     GENERAL AMERICAN SEPARATE ACCOUNT TWO

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002

                                                S&P 500 INDEX   MONEY MARKET     BOND INDEX     MANAGED EQUITY   ASSET ALLOCATION
                                                FUND DIVISION   FUND DIVISION   FUND DIVISION   FUND DIVISION     FUND DIVISION
                                                -------------   -------------   -------------   --------------   ----------------
ASSETS:
  Investments in General American Capital
     Company, at market value (see Schedule of
     Investments).............................   $35,319,457     $2,603,905      $4,721,692      $11,366,216       $15,054,080
  Receivable from General American Life
     Insurance Company........................         1,035              1              --               --               613
                                                 -----------     ----------      ----------      -----------       -----------
          Total assets........................    35,320,492      2,603,906       4,721,692       11,366,216        15,054,693
                                                 -----------     ----------      ----------      -----------       -----------
LIABILITIES:
  Payable to General American Life Insurance
     Company..................................            --             --              85              277                --
                                                 -----------     ----------      ----------      -----------       -----------
          Total net assets....................   $35,320,492     $2,603,906      $4,721,607      $11,365,939       $15,054,693
                                                 ===========     ==========      ==========      ===========       ===========
  Net assets represented by:
  Tax sheltered annuities in accumulation
     period...................................   $25,337,085     $1,989,070      $3,273,917      $ 9,999,169       $11,649,077
  Individually purchased annuities in
     accumulation period......................     9,983,407        614,836       1,447,690        1,341,049         3,405,616
  Variable annuities in payment period........            --             --              --           25,721                --
                                                 -----------     ----------      ----------      -----------       -----------
          Total net assets....................   $35,320,492     $2,603,906      $4,721,607      $11,365,939       $15,054,693
                                                 ===========     ==========      ==========      ===========       ===========
Tax sheltered units held--88 Series...........       631,286        105,486         124,388          152,123           364,576
Individually purchased units held--88
  Series......................................       248,741         32,606          55,003           35,067           106,584
Tax sheltered units held--82 Series...........            --             --              --           60,354                --
Individually purchased units held--82
  Series......................................            --             --              --              456                --
Tax sheltered accumulation unit value--88
  Series......................................   $     40.14     $    18.86      $    26.32      $     37.22       $     31.95
Individually purchased accumulation unit
  value--88 Series............................         40.14          18.86           26.32            37.22             31.95
Tax sheltered accumulation unit value--82
  Series......................................            --             --              --            72.29                --
Individually purchased accumulation unit
  value--82 Series............................            --             --              --            78.66                --
Cost of investments...........................   $58,054,411     $2,615,099      $4,342,312      $17,609,574       $21,222,943
                                                 ===========     ==========      ==========      ===========       ===========

                See accompanying notes to financial statements.

                     GENERAL AMERICAN SEPARATE ACCOUNT TWO

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002

                                                              EQUITY-INCOME      GROWTH         OVERSEAS
                                                              FUND DIVISION   FUND DIVISION   FUND DIVISION
                                                              -------------   -------------   -------------
ASSETS:
  Investments in Fidelity Variable Insurance Products Fund,
     at market value (see Schedule of Investments)..........   $12,787,045     $19,261,932     $3,681,962
  Receivable from General American Life Insurance Company...            --              63             --
                                                               -----------     -----------     ----------
          Total assets......................................    12,787,045      19,261,995      3,681,962
                                                               -----------     -----------     ----------
LIABILITIES:
  Payable to General American Life Insurance Company........           225              --             58
                                                               -----------     -----------     ----------
          Total net assets..................................   $12,786,820     $19,261,995     $3,681,904
                                                               ===========     ===========     ==========
Net assets represented by:
  Tax sheltered annuities in accumulation period............   $ 9,056,991     $14,837,045     $2,905,220
  Individually purchased annuities in accumulation period...     3,729,829       4,424,950        776,684
  Variable annuities in payment period......................            --              --             --
                                                               -----------     -----------     ----------
          Total net assets..................................   $12,786,820     $19,261,995     $3,681,904
                                                               ===========     ===========     ==========
Tax sheltered units held--88 Series.........................       462,295         861,608        279,333
Individually purchased units held--88 Series................       190,381         256,963         74,677
Tax sheltered accumulation unit value--88 Series............   $     19.59     $     17.22     $    10.40
Individually purchased accumulation unit value--88 Series...         19.59           17.22          10.40
Cost of investments.........................................   $15,696,566     $31,700,122     $6,457,382
                                                               ===========     ===========     ==========

                See accompanying notes to financial statements.

                     GENERAL AMERICAN SEPARATE ACCOUNT TWO

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                      S & P 500         MONEY                          MANAGED          ASSET
                                                     INDEX FUND      MARKET FUND     BOND INDEX      EQUITY FUND     ALLOCATION
                                                      DIVISION        DIVISION      FUND DIVISION     DIVISION      FUND DIVISION
                                                    -------------   -------------   -------------   -------------   -------------
Investment income:
  Dividend income (Note 2C).......................  $    688,210      $ 76,633        $236,007       $   298,629     $   653,312
Expenses:
  Mortality and expense charge....................      (434,981)      (26,736)        (45,781)         (136,416)       (172,666)
                                                    ------------      --------        --------       -----------     -----------
     Net investment income (expense)..............       253,229        49,897         190,226           162,213         480,646
                                                    ------------      --------        --------       -----------     -----------
Net realized gain (loss) on investments:
  Realized gain from distributions................     5,427,917            --              --           666,457              --
  Realized gain (loss) on sales...................    (4,450,353)       31,438         106,917        (1,070,742)     (1,542,847)
                                                    ------------      --------        --------       -----------     -----------
     Net realized gain (loss) on investments......       977,564        31,438         106,917          (404,285)     (1,542,847)
                                                    ------------      --------        --------       -----------     -----------
Net unrealized gain (loss) on investments:
  Unrealized gain (loss) on investments, beginning
     of year......................................    (9,860,570)       53,386         258,267        (2,552,697)     (4,288,750)
  Unrealized gain (loss) on investments, end of
     year.........................................   (22,734,954)      (11,194)        379,380        (6,243,358)     (6,168,863)
                                                    ------------      --------        --------       -----------     -----------
     Net unrealized gain (loss) on investments....   (12,874,384)      (64,580)        121,113        (3,690,661)     (1,880,113)
                                                    ------------      --------        --------       -----------     -----------
     Net gain (loss) on investments...............   (11,896,820)      (33,142)        228,030        (4,094,946)     (3,422,960)
                                                    ------------      --------        --------       -----------     -----------
Net increase (decrease) in net assets resulting
  from operations.................................  $(11,643,591)     $ 16,755        $418,256       $(3,932,733)    $(2,942,314)
                                                    ============      ========        ========       ===========     ===========

                See accompanying notes to financial statements.

                     GENERAL AMERICAN SEPARATE ACCOUNT TWO

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                              EQUITY-INCOME    GROWTH FUND    OVERSEAS FUND
                                                              FUND DIVISION     DIVISION        DIVISION
                                                              -------------   -------------   -------------
Investment income:
  Dividend income (Note 2C).................................   $   282,670    $     65,491     $    37,800
Expenses:
  Mortality and expense charge..............................      (154,523)       (248,184)        (45,584)
                                                               -----------    ------------     -----------
     Net investment income (expense)........................       128,147        (182,693)         (7,784)
                                                               -----------    ------------     -----------
Net realized gain (loss) on investments:
  Realized gain from distributions..........................       384,746              --              --
  Realized gain (loss) on sales.............................      (454,348)     (2,590,272)       (830,914)
                                                               -----------    ------------     -----------
     Net realized gain (loss) on investments................       (69,602)     (2,590,272)       (830,914)
                                                               -----------    ------------     -----------
Net unrealized gain (loss) on investments:
  Unrealized gain (loss) on investments, beginning of
     year...................................................       177,292      (5,846,675)     (2,574,419)
  Unrealized gain (loss) on investments, end of year........    (2,909,521)    (12,438,190)     (2,775,420)
                                                               -----------    ------------     -----------
     Net unrealized gain (loss) on investments..............    (3,086,813)     (6,591,515)       (201,001)
                                                               -----------    ------------     -----------
     Net gain (loss) on investments.........................    (3,156,415)     (9,181,787)     (1,031,915)
                                                               -----------    ------------     -----------
Net increase (decrease) in net assets resulting from
  operations................................................   $(3,028,268)   $ (9,364,480)    $(1,039,699)
                                                               ===========    ============     ===========

                See accompanying notes to financial statements.

                     GENERAL AMERICAN SEPARATE ACCOUNT TWO

                      STATEMENTS OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                S & P 500 INDEX FUND DIVISION   MONEY MARKET FUND DIVISION   BOND INDEX FUND DIVISION
                                -----------------------------   --------------------------   -------------------------
                                    2002            2001            2002          2001          2002          2001
                                -------------   -------------   ------------   -----------   -----------   -----------
Operations:
  Net investment income
     (expense)................  $    253,229    $   (593,201)   $    49,897    $  (33,615)   $  190,226    $  (43,516)
  Net realized gain (loss) on
     investments..............       977,564         156,935         31,438        10,251       106,917        30,884
  Net unrealized gain (loss)
     on investments...........   (12,874,384)     (8,390,841)       (64,580)      117,531       121,113       304,394
                                ------------    ------------    -----------    ----------    ----------    ----------
     Net increase (decrease)
       in net assets resulting
       from operations........   (11,643,591)     (8,827,107)        16,755        94,167       418,256       291,762
Net deposits into separate
  account.....................       778,366       1,235,236         61,951       104,411       116,606       154,249
Net transfers to (from)
  separate account............    (1,918,514)     (2,997,125)      (189,772)    1,591,562      (168,784)      760,939
Net withdrawals from separate
  account.....................    (5,379,262)     (6,450,367)    (1,409,737)     (666,029)     (413,703)     (492,289)
                                ------------    ------------    -----------    ----------    ----------    ----------
                                  (6,519,410)     (8,212,256)    (1,537,558)    1,029,944      (465,881)      422,899
                                ------------    ------------    -----------    ----------    ----------    ----------
     Increase (decrease) in
       net assets.............   (18,163,001)    (17,039,363)    (1,520,803)    1,124,111       (47,625)      714,661
Net assets, beginning of
  year........................    53,483,493      70,522,856      4,124,709     3,000,598     4,769,232     4,054,571
                                ------------    ------------    -----------    ----------    ----------    ----------
Net assets, end of year.......  $ 35,320,492    $ 53,483,493    $ 2,603,906    $4,124,709    $4,721,607    $4,769,232
                                ============    ============    ===========    ==========    ==========    ==========

                                MANAGED EQUITY FUND DIVISION
                                -----------------------------
                                    2002            2001
                                -------------   -------------
Operations:
  Net investment income
     (expense)................   $   162,213     $  (173,304)
  Net realized gain (loss) on
     investments..............      (404,285)       (476,929)
  Net unrealized gain (loss)
     on investments...........    (3,690,661)        746,731
                                 -----------     -----------
     Net increase (decrease)
       in net assets resulting
       from operations........    (3,932,733)         96,498
Net deposits into separate
  account.....................       154,851         499,424
Net transfers to (from)
  separate account............      (332,691)        352,086
Net withdrawals from separate
  account.....................    (1,697,570)     (2,750,798)
                                 -----------     -----------
                                  (1,875,410)     (1,899,288)
                                 -----------     -----------
     Increase (decrease) in
       net assets.............    (5,808,143)     (1,802,790)
Net assets, beginning of
  year........................    17,174,082      18,976,872
                                 -----------     -----------
Net assets, end of year.......   $11,365,939     $17,174,082
                                 ===========     ===========

                See accompanying notes to financial statements.

                     GENERAL AMERICAN SEPARATE ACCOUNT TWO

                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                            ASSET ALLOCATION FUND DIVISION    EQUITY-INCOME FUND DIVISION      GROWTH FUND DIVISION
                            -------------------------------   ---------------------------   ---------------------------
                                 2002             2001            2002           2001           2002           2001
                            --------------   --------------   ------------   ------------   ------------   ------------
Operations:
  Net investment income
     (expense)............   $   480,646      $  (218,078)    $   128,147    $ 1,107,371    $   (182,693)  $  2,551,570
  Net realized gain (loss)
     on investments.......    (1,542,847)        (368,587)        (69,602)       153,458      (2,590,272)      (224,600)
  Net unrealized gain
     (loss) on
     investments..........    (1,880,113)      (1,208,090)     (3,086,813)    (2,464,282)     (6,591,515)   (10,495,110)
                             -----------      -----------     -----------    -----------    ------------   ------------
     Increase (decrease)
       in net assets
       resulting from
       operations.........    (2,942,314)      (1,794,755)     (3,028,268)    (1,203,453)     (9,364,480)    (8,168,140)
Net deposits into separate
  account.................       185,928          508,383         365,407        473,926         654,783        991,671
Net transfers to (from)
  separate account........      (922,965)        (473,791)       (514,563)        (2,674)     (1,043,911)    (1,752,579)
Net withdrawals from
  separate account........    (1,520,132)      (2,738,746)     (2,161,064)    (1,967,355)     (2,622,552)    (4,409,543)
                             -----------      -----------     -----------    -----------    ------------   ------------
                              (2,257,169)      (2,704,154)     (2,310,220)    (1,496,103)     (3,011,680)    (5,170,451)
                             -----------      -----------     -----------    -----------    ------------   ------------
     Increase (decrease)
       in net assets......    (5,199,483)      (4,498,909)     (5,338,488)    (2,699,556)    (12,376,160)   (13,338,591)
Net assets, beginning of
  year....................    20,254,176       24,753,085      18,125,308     20,824,864      31,638,155     44,976,746
                             -----------      -----------     -----------    -----------    ------------   ------------
Net assets, end of year...   $15,054,693      $20,254,176     $12,786,820    $18,125,308    $ 19,261,995   $ 31,638,155
                             ===========      ===========     ===========    ===========    ============   ============

                             OVERSEAS FUND DIVISION
                            -------------------------
                               2002          2001
                            -----------   -----------
Operations:
  Net investment income
     (expense)............  $    (7,784)  $   889,698
  Net realized gain (loss)
     on investments.......     (830,914)     (265,095)
  Net unrealized gain
     (loss) on
     investments..........     (201,001)   (2,273,844)
                            -----------   -----------
     Increase (decrease)
       in net assets
       resulting from
       operations.........   (1,039,699)   (1,649,241)
Net deposits into separate
  account.................      124,613       215,736
Net transfers to (from)
  separate account........     (269,968)     (374,028)
Net withdrawals from
  separate account........     (480,937)     (998,422)
                            -----------   -----------
                               (626,292)   (1,156,714)
                            -----------   -----------
     Increase (decrease)
       in net assets......   (1,665,991)   (2,805,955)
Net assets, beginning of
  year....................    5,347,895     8,153,850
                            -----------   -----------
Net assets, end of year...  $ 3,681,904   $ 5,347,895
                            ===========   ===========

                See accompanying notes to financial statements.

                     GENERAL AMERICAN SEPARATE ACCOUNT TWO

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2002

NOTE 1--ORGANIZATION

     General American Life Insurance Company (General American) markets life insurance and health and pension arrangements to the public. General American Separate Account Two (the Separate Account) is a part of General American and is available to tax qualified and non-tax qualified retirement plans for investment purposes in variable annuity contracts. The Separate Account was reorganized as a unit investment trust, registered under the Investment Company Act of 1940, pursuant to a plan of reorganization approved by its contractholders on February 23, 1988. To provide Separate Account contractholders the opportunity to invest in a more diversified mutual fund portfolio, four additional fund divisions were also established on this date. Existing contractholders' units in the Separate Account remained unchanged after the reorganization.

     Each Fund Division invests exclusively in shares of a single fund of either General American Capital Company (the Capital Company) or Variable Insurance Products Fund, which are open-end diversified management investment companies. The funds of the Capital Company, sponsored by General American, are the S & P 500 Index, Money Market, Bond Index, Managed Equity, and Asset Allocation Fund Divisions. The funds of the Variable Insurance Products Fund, sponsored by Fidelity Investments, are the Equity-Income, Growth, and the Overseas Fund Divisions. Contract holders have the option of directing their deposits into one or more of these Fund Divisions as well as into the general account of General American. The unit values for the Separate Account 88 Series for the above Fund Divisions began at $10.00 on May 16, 1988 (date of first deposits into these fund divisions), except for the Managed Equity Fund Division, which began at $10.00 on February 23, 1988; the Equity-Income and Growth Fund Divisions which began at $10.00 on January 6, 1994; and the Overseas Fund Division which began at $10.00 on January 11, 1994.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

  A.  INVESTMENTS

     The Separate Account's investments in the eight Fund Divisions are valued daily based on the net asset values of the respective Fund shares held as reported to General American by General American Capital Company and Variable Insurance Products. For the period May 12, 2001 through December 31, 2002, the average cost method was used in determining the cost of shares sold on withdrawals by the Fund Divisions of the Separate Account. For the period January 1, 2001 through May 11, 2001 the first-in, first-out method was used in determining the cost of shares sold on withdrawals by the Fund Divisions of the Separate Account. Share transactions are recorded on the trade date, which is the same as the settlement date.

  B.  FEDERAL INCOME TAXES

     General American is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the Code). Since the Separate Account is not a separate entity from General American, and its operations form a part of General American, it will not be taxed separately as a regulated investment company under sub-chapter M of the Code. Under existing federal income tax law, investment income of the Separate Account, to the extent it is applied to increase reserves under a contract, is not taxed and may be compounded for reinvestment without additional tax to General American.

                     GENERAL AMERICAN SEPARATE ACCOUNT TWO

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2002

  C.  DISTRIBUTION OF INCOME AND REALIZED CAPITAL GAINS

     For the years ended December 31, 2002 and December 31, 2001, the funds of the Capital Company and the funds for the Variable Insurance Product Funds intend to pay out all of their net investment income and net realized capital gains for each year. Dividends from the funds are distributed at least annually on a per share basis and are recorded on the ex dividend date. Normally, net realized capital gains, if any, are distributed each year for each fund. Such income and capital gain distributions are automatically reinvested in additional shares of the funds.

  D.  USE OF ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

NOTE 3--CONTRACT CHARGES

     General American assumes the mortality and expense risks and provides certain administrative services related to operating the Separate Account, for which the Separate Account is charged a daily rate of .002740% of net assets of each Fund Division of the Separate Account, which equals an annual rate of 1% for those net assets. For contracts issued prior to the date of reorganization and invested in the Managed Equity Fund Division, daily adjustments to values in the Separate Account are made to fully offset the effect of a .10% administrative fee charged to the Managed Equity Fund Division by General American.

     Under Separate Account contractual arrangements, General American is entitled to collect payment for sale charges and annuity taxes. Variable annuity contracts written prior to May 1, 1982 have a front-end sales charge of 4.75% applied to each contribution. Contracts written after April 30, 1982 are subject to a contingent deferred sales charge upon surrender of the contract or partial withdrawal of funds on deposit. The sales charge is 9% during the first contract year, decreasing by 1% per year thereafter; the contingent deferred sales charge is waived in the event of death, disability or annuitization after the fifth contract year.

NOTE 4--PURCHASES AND SALES OF SHARES

     During the year ended December 31, 2002, purchases (including dividend reinvestment) and proceeds from sales of the Capital Company shares were as follows:

                             S & P 500         MONEY                          MANAGED          ASSET
                            INDEX FUND      MARKET FUND     BOND INDEX      EQUITY FUND     ALLOCATION
                             DIVISION        DIVISION      FUND DIVISION     DIVISION      FUND DIVISION
                           -------------   -------------   -------------   -------------   -------------
Purchases................   $7,180,341      $2,205,281      $  862,227      $1,452,530      $1,206,290
                            ==========      ==========      ==========      ==========      ==========
Sales....................   $8,018,893      $3,693,067      $1,137,815      $2,499,802      $2,983,468
                            ==========      ==========      ==========      ==========      ==========

     During the year ended December 31, 2002, purchases (including dividend reinvestment) and proceeds from sales of Variable Insurance Products Fund shares were as follows:

                                                   EQUITY-INCOME    GROWTH FUND      OVERSEAS
                                                   FUND DIVISION     DIVISION      FUND DIVISION
                                                   -------------   -------------   -------------
Purchases........................................   $1,065,909      $  779,671       $265,541
                                                    ==========      ==========       ========
Sales............................................   $2,863,126      $3,973,824       $899,559
                                                    ==========      ==========       ========

                     GENERAL AMERICAN SEPARATE ACCOUNT TWO

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2002

NOTE 5 -- ACCUMULATION UNIT ACTIVITY

     The following is a summary of the accumulation unit activity for the years ended December 31, 2002 and 2001 (in thousands):

                                                                                                          MANAGED EQUITY
                                           S & P 500 INDEX      MONEY MARKET       BOND INDEX             FUND DIVISION
                                            FUND DIVISION      FUND DIVISION     FUND DIVISION     ----------------------------
                                           ----------------    --------------    --------------     88 SERIES         OTHER
                                            2002      2001     2002     2001     2002     2001     2002    2001    2002    2001
                                           ------    ------    -----    -----    -----    -----    ----    ----    ----    ----
TAX SHELTERED ANNUITIES:
Net deposits.............................      3        28       25       97        9       19       3      13       0       2
Net withdrawals..........................   (110)     (150)    (112)     (44)     (22)     (11)    (25)    (29)     (9)    (13)
Outstanding units, beginning of year.....    738       860      192      139      137      129     174     190      69      80
                                            ----      ----     ----      ---      ---      ---     ---     ---     ---     ---
Outstanding units, end of year...........    631       738      105      192      124      137     152     174      60      69
                                            ====      ====     ====      ===      ===      ===     ===     ===     ===     ===
INDIVIDUALLY PURCHASED ANNUITIES:
Net deposits.............................     92        12      106       42       19       30       9      18       1      --
Net withdrawals..........................   (133)      (43)    (101)     (40)     (26)     (20)    (16)    (20)     (1)     --
Outstanding units, beginning of year.....    290       321       28       26       62       52      42      44       1       1
                                            ----      ----     ----      ---      ---      ---     ---     ---     ---     ---
Outstanding units, end of year...........    249       290       33       28       55       62      35      42       1       1
                                            ====      ====     ====      ===      ===      ===     ===     ===     ===     ===

                                               ASSET
                                             ALLOCATION
                                           FUND DIVISION
                                           --------------
                                           2002     2001
                                           -----    -----
TAX SHELTERED ANNUITIES:
Net deposits.............................     4       15
Net withdrawals..........................   (55)     (69)
Outstanding units, beginning of year.....   416      470
                                            ---      ---
Outstanding units, end of year...........   365      416
                                            ===      ===
INDIVIDUALLY PURCHASED ANNUITIES:
Net deposits.............................    28       13
Net withdrawals..........................   (45)     (28)
Outstanding units, beginning of year.....   124      139
                                            ---      ---
Outstanding units, end of year...........   107      124
                                            ===      ===

                     GENERAL AMERICAN SEPARATE ACCOUNT TWO

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2002

NOTE 5 -- ACCUMULATION UNIT ACTIVITY

     The following is a summary of the accumulation unit activity for the years ended December 31, 2002 and 2001 (in thousands):

                                                              EQUITY-INCOME       GROWTH         OVERSEAS
                                                              FUND DIVISION   FUND DIVISION    FUND DIVISION
                                                              -------------   --------------   -------------
                                                              2002    2001    2002     2001    2002    2001
                                                              -----   -----   -----   ------   -----   -----
TAX SHELTERED ANNUITIES:
Net deposits................................................     4      22      12       27      47      15
Net withdrawals.............................................   (77)    (57)   (121)    (187)    (84)    (72)
Outstanding units, beginning of year........................   535     570     971    1,131     316     373
                                                               ---     ---    ----    -----     ---     ---
Outstanding units, end of year..............................   462     535     862      971     279     316
                                                               ===     ===    ====    =====     ===     ===
INDIVIDUALLY PURCHASED ANNUITIES:
Net deposits................................................    29      19     111       24       4       2
Net withdrawals.............................................   (65)    (45)   (154)     (66)    (19)    (21)
Outstanding units, beginning of year........................   226     252     300      342      90     109
                                                               ---     ---    ----    -----     ---     ---
Outstanding units, end of year..............................   190     226     257      300      75      90
                                                               ===     ===    ====    =====     ===     ===

                     GENERAL AMERICAN SEPARATE ACCOUNT TWO

                              FINANCIAL HIGHLIGHTS

     The Company sells a number of variable annuity insurance products, which have unique combinations of features and fees that are charges against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

     For all subaccounts except the Managed Equity Fund Division, the following table shows each product available to contract owners. For the Managed Equity Fund Division, the following table was developed by determining which products offered by the Company have the lowest and highest total return. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by the Company as contract owners may not have selected all available and applicable contract options as discussed in Note 3.

                                       AS OF DECEMBER 31, 2002                  FOR THE YEAR ENDED DECEMBER 31, 2002
                              -----------------------------------------   ------------------------------------------------
                              UNITS      UNIT FAIR VALUE     NET ASSETS    INVESTMENT     EXPENSE        TOTAL RETURN
                              (000S)   (LOWEST TO HIGHEST)     (000S)     INCOME RATIO*   RATIO**   (LOWEST TO HIGHEST)***
                              ------   -------------------   ----------   -------------   -------   ----------------------
S & P 500 INDEX FUND
  DIVISION
Tax sheltered annuities.....   631      $    40.14            $25,337         1.58%       1.00%           (22.88)%
Individually purchased
  annuities.................   249           40.14              9,983         1.58%       1.00%           (22.88)%
MONEY MARKET FUND DIVISION
Tax sheltered annuities.....   105           18.86              1,989         2.80%       1.00%             0.64%
Individually purchased
  annuities.................    33           18.86                615         2.80%       1.00%             0.64%
BOND INDEX FUND DIVISION
Tax sheltered annuities.....   124           26.32              3,274         5.15%       1.00%             9.62%
Individually purchased
  annuities.................    55           26.32              1,448         5.15%       1.00%             9.62%
MANAGED EQUITY FUND
  DIVISION..................   248       37.22 to 78.66        11,366         2.09%       1.00%     (23.98)% to (23.90)%
ASSET ALLOCATION FUND
  DIVISION
Tax sheltered annuities.....   365           31.95             11,649         3.77%       1.00%           (14.94)%
Individually purchased
  annuities.................   107           31.95              3,406         3.77%       1.00%           (14.94)%
EQUITY-INCOME FUND DIVISION
Tax sheltered annuities.....   462           19.59              9,057         1.82%       1.00%           (17.79)%
Individually purchased
  annuities.................   190           19.59              3,730         1.82%       1.00%           (17.79)%
GROWTH FUND DIVISION
Tax sheltered annuities.....   862           17.22             14,837         0.26%       1.00%           (30.82)%
Individually purchased
  annuities.................   257           17.22              4,425         0.26%       1.00%           (30.82)%
OVERSEAS FUND DIVISION
Tax sheltered annuities.....   279           10.40              2,905         0.83%       1.00%           (21.09)%
Individually purchased
  annuities.................    75           10.40                777         0.83%       1.00%           (21.09)%

---------------

  * These amounts represent the dividends, excluding distributions of capital gains, received by the Fund Divisions from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Fund Division is affected by the timing of the declaration of dividends by the underlying fund in which the divisions invest.

 ** These ratios represent the annualized contract expenses of each of the Fund
    Divisions of the separate account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                     GENERAL AMERICAN SEPARATE ACCOUNT TWO

                              FINANCIAL HIGHLIGHTS

     The Company sells a number of variable annuity insurance products, which have unique combinations of features and fees that are charges against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

     For all subaccounts except the Managed Equity Fund Division, the following table shows each product available to contract owners. For the Managed Equity Fund Division, the following table was developed by determining which products offered by the Company have the lowest and highest total return. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by the Company as contract owners may not have selected all available and applicable contract options as discussed in Note 3.

                                       AS OF DECEMBER 31, 2001                  FOR THE YEAR ENDED DECEMBER 31, 2001
                              -----------------------------------------   ------------------------------------------------
                              UNITS      UNIT FAIR VALUE     NET ASSETS    INVESTMENT     EXPENSE        TOTAL RETURN
                              (000S)   (LOWEST TO HIGHEST)     (000S)     INCOME RATIO*   RATIO**   (LOWEST TO HIGHEST)***
                              ------   -------------------   ----------   -------------   -------   ----------------------
S & P 500 INDEX FUND
  DIVISION
Tax sheltered annuities.....   738      $    52.05            $38,408         0.00%       1.00%           (12.87)%
Individually purchased
  annuities.................   290           52.05             15,076         0.00%       1.00%           (12.87)%
MONEY MARKET FUND DIVISION
Tax sheltered annuities.....   192           18.74              3,592         0.00%       1.00%             3.02%
Individually purchased
  annuities.................    28           18.74                533         0.00%       1.00%             3.02%
BOND INDEX FUND DIVISION
Tax sheltered annuities.....   137           24.01              3,288         0.00%       1.00%             7.33%
Individually purchased
  annuities.................    62           24.01              1,481         0.00%       1.00%             7.33%
MANAGED EQUITY FUND
  DIVISION..................   286      48.96 to 103.37        17,174         0.00%       1.00%        0.80% to 0.90%
ASSET ALLOCATION FUND
  DIVISION
Tax sheltered annuities.....   416           37.56             15,606         0.00%       1.00%            (7.49)%
Individually purchased
  annuities.................   124           37.56              4,648         0.00%       1.00%            (7.49)%
EQUITY-INCOME FUND DIVISION
Tax sheltered annuities.....   535           23.83             12,737         1.93%       1.00%            (5.88)%
Individually purchased
  annuities.................   226           23.83              5,388         1.93%       1.00%            (5.88)%
GROWTH FUND DIVISION
Tax sheltered annuities.....   971           24.89             24,172         0.09%       1.00%           (18.47)%
Individually purchased
  annuities.................   300           24.89              7,466         0.09%       1.00%           (18.47)%
OVERSEAS FUND DIVISION
Tax sheltered annuities.....   316           13.18              4,163         6.41%       1.00%           (21.92)%
Individually purchased
  annuities.................    90           13.18              1,185         6.41%       1.00%           (21.92)%

---------------

  * These amounts represent the dividends, excluding distributions of capital gains, received by the Fund Divisions from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Fund Division is affected by the timing of the declaration of dividends by the underlying fund in which the divisions invest.

 ** These ratios represent the annualized contract expenses of each of the Fund
    Divisions of the separate account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                     GENERAL AMERICAN SEPARATE ACCOUNT TWO

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2002

                                                              NO. OF SHARES    MARKET VALUE
                                                              -------------    ------------
S&P 500 Index Fund Division
  General American Capital Company..........................    1,105,239      $35,319,457
Money Market Fund Division
  General American Capital Company..........................      117,577        2,603,905
Bond Index Fund Division
  General American Capital Company..........................      151,185        4,721,692
Managed Equity Fund Division
  General American Capital Company..........................      381,188       11,366,216
Asset Allocation Fund Division
  General American Capital Company..........................      416,620       15,054,080
Equity-Income Fund Division
  Variable Insurance Products Fund..........................      704,132       12,787,045
Growth Fund Division
  Variable Insurance Products Fund..........................      821,755       19,261,932
Overseas Fund Division
  Variable Insurance Products Fund..........................      335,333        3,681,962

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                       CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 2002, 2001 AND 2000
                                      AND
                          INDEPENDENT AUDITORS' REPORT

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Stockholder of
General American Life Insurance Company:

     We have audited the accompanying consolidated balance sheets of General American Life Insurance Company and Subsidiaries ("General American" or the "Company") as of December 31, 2002 and 2001, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2002. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of General American as of December 31, 2002 and 2001, and the consolidated results of their operations and their consolidated cash flows for each of the three years in the period ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.

     As discussed in Note 1 to the consolidated financial statements, as of January 1, 2002, the Company changed its method of accounting for goodwill and other intangible assets to conform to Statement of Financial Accounting Standards No. 142.

DELOITTE & TOUCHE LLP
Certified Public Accountants
Tampa, Florida
March 13, 2003

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2002 AND 2001

                                                                2002        2001
                                                              ---------   ---------
                                                              (DOLLARS IN MILLIONS,
                                                              EXCEPT SHARE AND PER
                                                                   SHARE DATA)
ASSETS
Investments:
  Fixed maturities available-for-sale, at fair value
     (amortized cost: $8,968 and $9,140, respectively)......   $ 9,440     $ 9,299
  Equity securities, at fair value (cost: $121 and $101,
     respectively)..........................................       121         110
  Mortgage loans on real estate.............................       852       1,334
  Policy loans..............................................     2,488       2,452
  Real estate and real estate joint ventures
     held-for-investment....................................        66          78
  Real estate held-for-sale.................................        25          37
  Other limited partnership interests.......................        53          50
  Short-term investments....................................       108         164
  Other invested assets.....................................     2,090       1,202
                                                               -------     -------
          Total investments.................................    15,243      14,726
Cash and cash equivalents...................................       398         535
Accrued investment income...................................       140         172
Premiums and other receivables..............................     1,830       1,691
Deferred policy acquisition costs and value of business
  acquired..................................................     1,775       1,864
Other assets................................................       442         490
Separate account assets.....................................     3,090       6,716
                                                               -------     -------
          Total assets......................................   $22,918     $26,194
                                                               =======     =======
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Future policy benefits....................................   $ 6,937     $ 6,380
  Policyholder account balances.............................     6,889       7,972
  Other policyholder funds..................................     1,185         984
  Policyholder dividends payable............................       125         123
  Short-term debt...........................................        19           9
  Long-term debt............................................       431         425
  Current income taxes payable..............................        77          57
  Deferred income taxes payable.............................       289         103
  Payables under securities loaned transactions.............       679          --
  Other liabilities.........................................     1,059       1,343
  Separate account liabilities..............................     3,090       6,716
                                                               -------     -------
          Total liabilities.................................    20,780      24,112
                                                               -------     -------
Commitments and Contingencies (Note 9)
Company-obligated mandatorily redeemable securities of
  subsidiary trusts.........................................       158         158
                                                               -------     -------
Stockholder's Equity:
  Common stock, par value $1.00 per share; 5,000,000 shares
     authorized; 3,000,000 shares issued and outstanding at
     December 31, 2002 and 2001.............................         3           3
  Additional paid-in capital................................     1,594       1,707
  Retained earnings.........................................       207         140
  Accumulated other comprehensive income....................       176          74
                                                               -------     -------
          Total stockholder's equity........................     1,980       1,924
                                                               -------     -------
          Total liabilities and stockholder's equity........   $22,918     $26,194
                                                               =======     =======

          See accompanying Notes to Consolidated Financial Statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

                                                               2002     2001     2000
                                                              ------   ------   ------
                                                               (DOLLARS IN MILLIONS)
REVENUES
Premiums....................................................  $2,417   $2,090   $1,950
Universal life and investment-type product policy fees......     298      261      270
Net investment income.......................................   1,075    1,111    1,110
Other revenues..............................................     116      112      215
Net investment gains (net of amounts allocable to other
  accounts of $19, $(15) and $28, respectively..............      17       12       50
                                                              ------   ------   ------
          Total revenues....................................   3,923    3,586    3,595
                                                              ------   ------   ------
EXPENSES
Policyholder benefits and claims............................   2,063    1,914    1,739
Interest credited to policyholder account balances..........     471      422      393
Policyholder dividends......................................     209      195      209
Other expenses (excludes amounts directly related to net
  investment gains of $19, $(15) and $28, respectively).....     950      958    1,081
                                                              ------   ------   ------
          Total expenses....................................   3,693    3,489    3,422
                                                              ------   ------   ------
Income from continuing operations before provision for
  income taxes..............................................     230       97      173
Provision for income taxes..................................      75       60       61
                                                              ------   ------   ------
Income from continuing operations...........................     155       37      112
Loss from discontinued operations, net of income taxes......      (5)      --       --
                                                              ------   ------   ------
Net income..................................................  $  150   $   37   $  112
                                                              ======   ======   ======

          See accompanying Notes to Consolidated Financial Statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

                                                                                      ACCUMULATED OTHER
                                                                                     COMPREHENSIVE INCOME
                                                                                   ------------------------
                                                                                      NET         FOREIGN
                                                           ADDITIONAL              UNREALIZED    CURRENCY
                                                  COMMON    PAID-IN     RETAINED   INVESTMENT   TRANSLATION
                                                  STOCK     CAPITAL     EARNINGS     GAINS      ADJUSTMENT    TOTAL
                                                  ------   ----------   --------   ----------   -----------   ------
                                                                        (DOLLARS IN MILLIONS)
Balance at January 1, 2000......................    $3       $1,332       $ --        $ --         $ --       $1,335
Capital contribution from parent................                342                                              342
Dividends on common stock.......................                            (1)                                   (1)
Comprehensive income:
  Net income....................................                           112                                   112
  Other comprehensive income:
    Unrealized investment income, net of related
      offsets, reclassification adjustments and
      income taxes..............................                                        29                        29
    Foreign currency translation adjustments....                                                    (10)         (10)
                                                                                                              ------
    Other comprehensive income..................                                                                  19
                                                                                                              ------
  Comprehensive income..........................                                                                 131
                                                    --       ------       ----        ----         ----       ------
Balance at December 31, 2000....................     3        1,674        111          29          (10)       1,807
  Dividends on common stock.....................                            (8)                                   (8)
  Parents share of subsidiary's capital stock
    transactions................................                 33                                               33
Comprehensive income:
  Net income....................................                            37                                    37
  Other comprehensive income:
    Unrealized investment income, net of related
      offsets, reclassification adjustments and
      income taxes..............................                                        53                        53
    Foreign currency translation adjustments....                                                      2            2
                                                                                                              ------
    Other comprehensive income..................                                                                  55
                                                                                                              ------
  Comprehensive income..........................                                                                  92
                                                    --       ------       ----        ----         ----       ------
Balance at December 31, 2001....................     3        1,707        140          82           (8)       1,924
  Capital contributions.........................                  1                                                1
  Sale of subsidiaries..........................               (114)                                            (114)
  Dividends on common stock.....................                           (83)                                  (83)
Comprehensive income:
  Net income....................................                           150                                   150
  Other comprehensive income:
    Unrealized investment income, net of related
      offsets, reclassification adjustments and
      income taxes..............................                                        95                        95
    Foreign currency translation adjustments....                                                      7            7
                                                                                                              ------
    Other comprehensive income..................                                                                 102
                                                                                                              ------
  Comprehensive income..........................                                                                 252
                                                    --       ------       ----        ----         ----       ------
Balance at December 31, 2002....................    $3       $1,594       $207        $177         $ (1)      $1,980
                                                    ==       ======       ====        ====         ====       ======

          See accompanying Notes to Consolidated Financial Statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

                                                               2002      2001      2000
                                                              -------   -------   -------
                                                                 (DOLLARS IN MILLIONS)
Cash flows from operating activities
Net income..................................................  $   150   $    37   $   112
  Adjustments to reconcile net income to net cash (used in)
     provided by operating activities:
     Depreciation and amortization expenses.................       10        30        32
     Amortization of premiums and accretion of discounts
       associated with investments, net.....................      (76)      (65)     (111)
     (Gains) losses from sales of investments and
       businesses, net......................................      (34)        3       (79)
     Interest credited to other policyholder account
       balances.............................................      471       422       393
     Universal life and investment-type product policy
       fees.................................................     (298)     (261)     (270)
     Change in premiums and other receivables...............     (792)     (317)      109
     Change in deferred policy acquisition costs and value
       of business acquired, net............................     (497)     (283)      (35)
     Change in insurance related liabilities................      856       285        53
     Change in income taxes payable.........................      148        35       169
     Change in other liabilities............................     (393)      (13)      138
     Other, net.............................................       66        54       (71)
                                                              -------   -------   -------
Net cash (used in) provided by operating activities.........     (389)      (73)      440
                                                              -------   -------   -------
Cash flows from investing activities
  Sales, maturities and repayments of:
     Fixed maturities.......................................    5,347     2,340     1,985
     Equity securities......................................      107        44        --
     Mortgage loans on real estate..........................      303       241       237
     Real estate and real estate joint ventures.............       30         8        36
     Other limited partnership interests....................       --         6        11
  Purchases of:
     Fixed maturities.......................................   (6,966)   (2,888)   (3,723)
     Equity securities......................................      (56)      (93)      (21)
     Mortgage loans on real estate..........................      (93)      (93)     (163)
     Real estate and real estate joint ventures.............       (4)      (13)      (12)
     Other limited partnership interests....................      (16)       --        --
  Net change in short-term investments......................      (75)     (108)      213
  Net change in policy loans................................      (70)      (84)     (124)
  Proceeds from sales of business...........................      176        68        94
  Net change in payable under securities loaned.............      679        --        --
  Other, net................................................     (858)     (155)     (132)
                                                              -------   -------   -------
Net cash used in investing activities.......................  $(1,496)  $  (727)  $(1,599)
                                                              -------   -------   -------

          See accompanying Notes to Consolidated Financial Statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

              FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

                                                               2002      2001      2000
                                                              -------   -------   -------
                                                                 (DOLLARS IN MILLIONS)
Cash flows from financing activities
  Policyholder account balances:
     Deposits...............................................  $ 3,001   $ 1,528   $ 2,216
     Withdrawals............................................   (1,187)   (1,109)   (1,773)
  Short-term debt, net......................................       10         9        --
  Long-term debt issued.....................................        6       126        94
  Net proceeds from issuance of company-obligated
     mandatorily redeemable securities......................       --       191        --
  Dividends paid............................................      (83)       (8)       (1)
  Capital contribution from parent..........................        1        --       342
                                                              -------   -------   -------
Net cash provided by financing activities...................    1,748       737       878
                                                              -------   -------   -------
Change in cash and cash equivalents.........................     (137)      (63)     (281)
Cash and cash equivalents, beginning of period..............      535       598       879
                                                              -------   -------   -------
Cash and cash equivalents, end of period....................  $   398   $   535   $   598
                                                              =======   =======   =======
Supplemental disclosures of cash flow information:
Cash paid (refunded) during the period for:
  Interest..................................................  $    78   $    58   $    20
                                                              =======   =======   =======
  Income taxes..............................................  $   (30)  $    38   $   (68)
                                                              =======   =======   =======
  Contribution of an affiliate to a subsidiary..............  $    --   $    --   $    27
                                                              =======   =======   =======
Non-cash transactions during the year:
  Business dispositions--assets.............................  $ 6,863   $    --   $ 1,184
                                                              =======   =======   =======
  Business dispositions--liabilities........................  $ 6,572   $    --   $ 1,014
                                                              =======   =======   =======
  Real estate acquired in satisfaction of debt..............  $    13   $    --   $    32
                                                              =======   =======   =======

          See accompanying Notes to Consolidated Financial Statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF ACCOUNTING POLICIES

BUSINESS

     General American Life Insurance Company and Subsidiaries ("General American" or the "Company"), is a wholly owned subsidiary of GenAmerica Financial Corporation ("GenAmerica").

     The Company provides insurance and financial services to individual and institutional customers. The Company offers life insurance and annuities to individuals, group insurance and reinsurance. The Company distributes its products and services primarily through a nationwide network of general agencies and independent brokers. The Company and its subsidiaries are licensed to conduct business in all fifty states, ten Canadian provinces, Puerto Rico, and the District of Columbia. Through its subsidiaries, the Company has operations in Europe, Pacific Rim countries, Latin America, and Africa.

     Security Equity Life Insurance Company, which was sold to Metropolitan Life Insurance Company ("Metropolitan Life") in 2002, and Cova Corporation, which was sold to MetLife, Incorporated ("MetLife") in 2002, are included in the accompanying Financial Statements until the date of sale. See Note 10.

ACQUISITION BY METROPOLITAN LIFE

     On January 6, 2000, Metropolitan Life headquartered in New York, purchased 100% of the GenAmerica Financial Corporation ("GenAmerica"), the Company's Parent, for $1.2 billion in cash. GenAmerica operates as a wholly owned stock subsidiary of Metropolitan Life. The $1.2 billion purchase price was paid to GenAmerica's parent company, General American Mutual Holding Company ("GAMHC") and deposited in an account for the benefit of the Company's policyholders. Ultimately, these funds, minus adjustments, will be distributed to participating General American policyholders with accumulated interest and GAMHC will be dissolved.

     The acquisition of GenAmerica by Metropolitan Life was accounted for under the purchase method of accounting. The purchase price was allocated to the assets and liabilities acquired based upon the fair market value of such assets and liabilities at the date of acquisition. The Company allocated the purchase price to the net assets on January 1, 2000, as a convenience date. These allocations have been reflected in the January 1, 2000 balance in the Consolidated Balance Sheets and Statements of Stockholder's Equity. This purchase resulted in the creation of goodwill and intangible assets totaling $1,517 million.

BASIS OF PRESENTATION

     The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP").

     The preparation of financial statements in conformity with GAAP requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The critical accounting policies, estimates and related judgments underlying the Company's consolidated financial statements are summarized below. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgements are common in the insurance and financial services industries; others are specific to the Company's businesses and operations.

     The accompanying consolidated financial statements include the accounts of the Company, partnerships and joint ventures in which the Company has a majority voting interest or general partner interest with limited removal rights by limited partners. Intercompany accounts and transactions have been eliminated. The Company continues to consolidate the financial statements of Reinsurance Group of America, Incorporated ("RGA") even though its ownership percentage has declined to below 50% since the Company has retained control of RGA through a majority representation on RGA's Board of Directors during 2002, 2001 and 2000.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     In October 2001, GenAmerica contributed the common stock in GenAmerica Management Corporation ("GAMCO"), which had a value of $37 million, to General American. The consolidated financial statements have been restated to reflect this transfer as if it took place January 1, 2000.

     The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has more than a minor interest, has influence over the partnership's operating and financial policies and does not have a controlling interest. The Company uses the cost method for minor interest investments and when it has virtually no influence over the partnership's operating and financial policies.

     Minority interest related to consolidated entities included in other liabilities was $606 million and $504 million at December 31, 2002 and 2001, respectively.

     Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2002 presentation.

INVESTMENTS

     The Company's principal investments are in fixed maturities, mortgage loans and real estate, all of which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of income, impairments and the determination of fair values. The assessment of whether such impairment has occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the fixed maturities impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; and (vi) other subjective factors, including concentrations and information obtained from regulators and rating agencies. In addition, the earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets. The determination of fair values in the absence of quoted market values is based upon valuation methodologies, securities the Company deems to be comparable and assumptions deemed appropriate given the circumstances. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts.

     The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary. These adjustments are recorded as investment losses. Investment gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

     Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are included in net investment gains and losses and are based upon the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. Interest income earned on impaired loans is accrued on the

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on impaired loans are recorded as a reduction of the recorded asset.

     Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 40 years). Real estate held-for-sale is stated at the lower of depreciated cost or fair value. Real estate is not depreciated while it is classified as held-for-sale. Cost of real estate held-for-investment is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to estimated fair value with the impairment loss being included in net investment gains and losses. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure of commercial and agricultural mortgage loans is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

     Policy loans are stated at unpaid principal balances.

     Short-term investments are stated at amortized cost, which approximates fair value.

     Other invested assets consist principally of funds withheld at interest. Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. For agreements written on a modified coinsurance basis and certain agreements written on a coinsurance basis, assets supporting the reinsured policies and equal to the net statutory reserves are withheld and continue to be legally owned by the ceding companies. The Company recognizes interest on funds withheld in accordance with the treaty terms as investment income is earned on the assets supporting the reinsured policies.

STRUCTURED INVESTMENT TRANSACTIONS AND VARIABLE INTEREST ENTITIES

     The Company participates in structured investment transactions, primarily structured notes. These transactions enhance the Company's total return of the investment portfolio principally by providing equity-based returns on debt securities through structured notes and similar type instruments.

     The Company purchases or receives beneficial interests in special purpose entities ("SPEs"), which generally acquire financial assets including corporate equities, debt securities and purchased options. The Company has not guaranteed the performance, liquidity or obligations of the SPEs and the Company's exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company uses the beneficial interests as part of its risk management strategy, including asset-liability management. These SPEs are not consolidated by the Company because unrelated third parties hold controlling interests through ownership of equity in the SPEs, representing at least three percent of the value of the total assets of the SPE throughout the life of the SPE, and such equity class has the substantive risks and rewards of the residual interest of the SPE. The beneficial interests in SPEs where the Company exercises significant influence over the operating and financial policies of the SPE are accounted for in accordance with the equity method of accounting. Impairments of these beneficial interests are included in investment gains and losses. The beneficial interests in SPEs where the Company does not exercise significant influence are accounted for based on the substance of the beneficial interest's rights and obligations. Beneficial interests are accounted for and are included in fixed maturities. These beneficial interests are generally structured notes, as defined by EITF Issue No. 96-12, Recognition of Interest Income and Balance Sheet Classification of Structured Notes, and their income is recognized using the retrospective interest method or the level yield method, as appropriate.

     Effective in 2003, Financial Accounting Standards Board ("FASB") Interpretation No. 46, Consolidation of Variable Interest Entities, and Interpretation of APB No. 51 ("FIN 46") will establish new accounting guidance relating to the consolidation of variable interest entities ("VIEs"). Certain of the structured investment transactions

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES discussed above meet the definition of a VIE under FIN 46. In addition, certain investments in real estate joint ventures and other limited partnership interests also meet the VIE definition. The Company will be required to consolidate any VIE for which it is determined that the Company is the primary beneficiary. The Company is still in the process of evaluating its investments with regard to the implementation of FIN 46.

     The following table presents the total assets and the maximum exposure to loss relating to the VIEs that the Company believes it is reasonably possible it will need to consolidate or disclose information about in accordance with the provisions of FIN 46 at:

                                                                DECEMBER 31, 2002
                                                              ----------------------
                                                                          MAXIMUM
                                                               TOTAL    EXPOSURE TO
                                                              ASSETS        LOSS
                                                              -------   ------------
                                                              (DOLLARS IN MILLIONS)
Other structured investment transactions....................    $31         $ 1(1)
Real estate joint ventures..................................     18           1(2)
Other limited partnership interests.........................     20          12(2)
                                                                ---         ---
          Total.............................................    $69         $14
                                                                ===         ===

---------------

(1) The maximum exposure to loss is based on the carrying value of the beneficial interests.

(2) The maximum exposure to loss is based on the carrying value plus unfunded commitments reduced by amounts guaranteed by other partners.

DERIVATIVE INSTRUMENTS

     The Company enters into freestanding derivative transactions to manage the risk associated with variability in cash flows related to the Company's financial assets and liabilities or to changing fair values. The Company also purchases investment securities and issues certain insurance and reinsurance policies with embedded derivatives. The associated financial statement risk is the volatility in net income, which can result from (i) changes in fair value of derivatives not qualifying as accounting hedges and (ii) ineffectiveness of designated hedges in an environment of changing interest rates or fair values. In addition, accounting for derivatives is complex, as evidenced by significant authoritative interpretations of the primary accounting standards which continue to evolve, as well as the significant judgments and estimates involved in determining fair value in the absence of quoted market values. These estimates are based on valuation methodologies and assumptions deemed appropriate in the circumstances. Such assumptions include estimated market volatility and interest rates used in the determination of fair value where quoted market values are not available. The use of different assumptions may have a material effect on the estimated fair value amounts.

     The Company uses derivative instruments to manage risk through one of four principal risk management strategies: (i) the hedging of liabilities, (ii) invested assets, (iii) portfolios of assets or liabilities and (iv) firm commitments and forecasted transactions. Additionally, the Company enters into income generation and replication derivative transactions as permitted by its derivatives use plan that was approved by the Missouri Department of Insurance ("the Department"). The Company's derivative hedging strategy employs a variety of instruments, including interest rate swaps and options.

     On the date the Company enters into a derivative contract, management designates the derivative as a hedge of the identified exposure (fair value, cash flow or foreign currency). If a derivative does not qualify as a hedge, according to Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended ("SFAS 133"), the derivative is recorded at fair value and changes in its fair value are generally reported in net investment gains or losses.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objective and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as a hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy. The Company generally determines hedge effectiveness based on total changes in fair value of a derivative instrument. The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item, (ii) the derivative expires or is sold, terminated, or exercised,
(iii) the derivative is de-designated as a hedge instrument, (iv) it is probable that the forecasted transaction will not occur, (v) a hedged firm commitment no longer meets the definition of a firm commitment, or (vi) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

     The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument.

CASH AND CASH EQUIVALENTS

     The Company considers all investments purchased with an original maturity of three months or less to be cash equivalents.

PROPERTY, EQUIPMENT, LEASEHOLD IMPROVEMENTS AND COMPUTER SOFTWARE

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets. The estimated life for company occupied real estate property is 40 years. Estimated lives range from five to ten years for leasehold improvements and three to 15 years for all other property and equipment. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $55 million and $78 million at December 31, 2002 and 2001, respectively. Related depreciation and amortization expense was $7 million, $8 million and $13 million for the years ended December 31, 2002, 2001 and 2000, respectively.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a three-year period using the straight-line method. Accumulated amortization of capitalized software was $26 million and $28 million at December 31, 2002 and 2001, respectively. Related amortization expense was $4 million, $6 million and $10 million for the years ended December 31, 2002, 2001 and 2000, respectively.

DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new insurance business that vary with, and are primarily related to, the production of new business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized with interest over the expected life of the contract for participating traditional life, universal life and investment-type products. Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross margins or profits from investment, mortality, expense margins and surrender charges. Interest rates are based on rates in effect at the inception or acquisition of the contracts.

     Actual gross margins or profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management utilizes the reversion to the mean assumption, a standard industry practice, in

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES its determination of the amortization of deferred policy acquisition costs. This practice assumes that the expectation for long-term appreciation is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

     Deferred policy acquisition costs for non-participating traditional life, non-medical health and annuity policies with life contingencies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied during the lives of the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

     Policy acquisition costs related to internally replaced contracts are expensed at the date of replacement.

     Value of business acquired ("VOBA"), included as part of deferred policy acquisition costs, represents the present value of future profits generated from existing insurance contracts in force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts.

     Information regarding VOBA and deferred policy acquisition costs for the year ended December 31, 2002 is as follows:

                                                        VALUE OF   DEFERRED POLICY
                                                        BUSINESS     ACQUISITION
                                                        ACQUIRED        COSTS        TOTAL
                                                        --------   ---------------   ------
                                                               (DOLLARS IN MILLIONS)
Balance at January 1..................................   $1,023        $  841        $1,864
Capitalizations.......................................       --           810           810
                                                         ------        ------        ------
          Total.......................................    1,023         1,651         2,674
Amortization allocated to:
  Net investment gains................................       16             3            19
  Unrealized investment gains (losses)................       95           (30)           65
  Other expenses......................................       78           269           347
                                                         ------        ------        ------
          Total amortization..........................      189           242           431
                                                         ------        ------        ------
Dispositions and other................................     (262)         (206)         (468)
                                                         ------        ------        ------
Net balance at December 31............................   $  572        $1,203        $1,775
                                                         ======        ======        ======

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Information regarding VOBA and deferred policy acquisition costs for the year ended December 31, 2001 is as follows:

                                                        VALUE OF   DEFERRED POLICY
                                                        BUSINESS     ACQUISITION
                                                        ACQUIRED        COSTS        TOTAL
                                                        --------   ---------------   ------
                                                               (DOLLARS IN MILLIONS)
Balance at January 1..................................   $1,092        $  496        $1,588
Capitalizations.......................................       --           600           600
                                                         ------        ------        ------
          Total.......................................    1,092         1,096         2,188
Amortization allocated to:
  Net investment losses...............................      (15)           --           (15)
  Unrealized investment (losses) gains................       (8)           15             7
  Other expenses......................................       92           240           332
                                                         ------        ------        ------
          Total amortization..........................       69           255           324
                                                         ------        ------        ------
Net balance at December 31............................   $1,023        $  841        $1,864
                                                         ======        ======        ======

     Information regarding VOBA and deferred policy acquisition costs for the year ended December 31, 2000 is as follows:

                                                        VALUE OF   DEFERRED POLICY
                                                        BUSINESS     ACQUISITION
                                                        ACQUIRED        COSTS        TOTAL
                                                        --------   ---------------   ------
                                                               (DOLLARS IN MILLIONS)
Balance at January 1..................................   $1,313         $253         $1,566
Capitalizations.......................................       --          443            443
                                                         ------         ----         ------
          Total.......................................    1,313          696          2,009
Amortization allocated to:
  Net investment gains................................       27            1             28
  Unrealized investment gains.........................       50            9             59
  Other expenses......................................      144          190            334
                                                         ------         ----         ------
          Total amortization..........................      221          200            421
                                                         ------         ----         ------
Net balance at December 31............................   $1,092         $496         $1,588
                                                         ======         ====         ======

     The estimated future amortization expense for VOBA is $35 million in 2003, $30 million in 2004, $26 million in 2005, $23 million in 2006 and $20 million in 2007.

     Amortization of deferred policy acquisition costs is allocated to (i) investment gains and losses to provide consolidated statement of income information regarding the impact of such gains and losses on the amount of the amortization, (ii) unrealized investment gains and losses to provide information regarding the amount of deferred policy acquisition costs that would have been amortized if such gains and losses had been recognized, and (iii) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

     Investment gains and losses related to certain products have a direct impact on the amortization of deferred policy acquisition costs, including value of business acquired. Presenting investment gains and losses net of related amortization of deferred policy acquisition costs provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

GOODWILL

     The excess of cost over the fair value of net assets acquired ("goodwill") is included in other assets. On January 1, 2002, the Company adopted the provisions of SFAS No. 142, Goodwill and Other Intangible Assets, ("SFAS 142"). In accordance with SFAS 142, goodwill is not amortized but tested for impairment at least annually to determine if a write down of the cost of the asset is required. Impairments are recognized in operating results as a cumulative effect of accounting change when the carrying amount of goodwill exceeds its implied fair value. Prior to the adoption of SFAS 142, goodwill was amortized on a straight-line basis over a period of 20 years and impairments were recognized in operating results when permanent diminution in value was deemed to have occurred.

     Changes in goodwill were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2002     2001     2000
                                                              ------   ------   ------
                                                               (DOLLARS IN MILLIONS)
Net balance at January 1....................................   $200     $257     $289
Amortization................................................     --      (15)     (17)
Dispositions................................................    (47)     (42)     (15)
                                                               ----     ----     ----
Net balance at December 31..................................   $153     $200     $257
                                                               ====     ====     ====

     Accumulated amortization from goodwill was as follows at:

                                                              DECEMBER 31,
                                                              -------------
                                                              2002    2001
                                                              -----   -----
                                                               (DOLLARS IN
                                                                MILLIONS)
Accumulated amortization....................................   $26     $30
                                                               ===     ===

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, annuities and disability insurance. Generally, amounts are payable over an extended period of time and the profitability of the products is dependent on the pricing of the products. Principal assumptions used in pricing policies and in the establishment of liabilities for future policy benefits are mortality, morbidity, expenses, persistency, investment returns and inflation. Differences between the actual experience and assumptions used in pricing the policies and in the establishment of liabilities result in variances in profit and could result in losses.

     Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the nonforfeiture interest rate, ranging from 3% to 8%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (ii) the liability for terminal dividends, and (iii) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after deferred policy acquisition costs are written off.

     Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liabilities range from 3% to 7%. Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 3% to 6%.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Policyholder account balances for universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest, ranging from 4% to 8%, less expenses, mortality charges, and withdrawals.

RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to non-medical health contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recognized in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

OTHER REVENUES

     Other revenues include asset management and advisory fees, broker/dealer commissions and fees, and administrative service fees. Such fees and commissions are recognized in the period in which services are performed.

POLICYHOLDER DIVIDENDS

     Policyholder dividends are approved annually by the insurance subsidiaries' boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the insurance subsidiaries.

PARTICIPATING BUSINESS

     Participating business represented approximately 61% and 62% of the Company's life insurance in-force, and 74% and 72% of the number of life insurance policies in-force, at December 31, 2002 and 2001, respectively. Participating policies represented approximately 85%, 84% and 69% of gross life insurance premiums for the years ended December 31, 2002, 2001 and 2000, respectively. The percentages indicated are calculated excluding the business of the Reinsurance segment.

INCOME TAXES

     The Company and its includable life insurance subsidiaries file a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). Non-includable subsidiaries file either separate tax returns or separate consolidated tax returns. The future tax consequences of temporary differences between financial reporting and tax basis of assets and liabilities are measured at the balance sheet dates and are recorded as deferred income tax assets and liabilities.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

REINSURANCE

     The Company enters into reinsurance transactions as both a provider and a purchaser of reinsurance. Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the assumptions used to establish policy benefits and evaluates the financial strength of counterparties to its reinsurance agreements. Additionally, for each of its reinsurance contracts, the Company must determine if the contract provides indemnification against loss or liability relating to insurance risk, in accordance with applicable accounting standards. The Company must review all contractual features, particularly those that may limit the amount of insurance risk to which the Company is subject or features that delay the timely reimbursement of claims. If the Company determines that a contract does not expose it to a reasonable possibility of a significant loss from insurance risk, the Company records the contract using the deposit method of accounting. In addition, the Company makes assumptions with regard to future investment performance as it may impact the value of the Company's reinsurance recoverables.

     The Company has reinsured certain of its life insurance with other insurance companies under various agreements. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits. Deferred policy acquisition costs are reduced by amounts recovered under reinsurance contracts. Amounts received from reinsurers for policy administration are reported in other revenues.

     The Company assumes and retrocedes financial reinsurance contracts, which represent low mortality risk reinsurance treaties. These contracts are reported as deposits and are included in other assets. The amount of revenue reported on these contracts represents fees and the cost of insurance under the terms of the reinsurance agreement.

SEPARATE ACCOUNTS

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Investments (stated at estimated fair value) and liabilities of the separate accounts are reported separately as assets and liabilities. Deposits to separate accounts, investment income and recognized and unrealized gains and losses on the investments of the separate accounts accrue directly to contractholders and, accordingly, are not reflected in the Company's consolidated statements of income and cash flows. Mortality, policy administration and surrender charges to all separate accounts are included in revenues.

FOREIGN CURRENCY TRANSLATION

     Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations are the functional currencies unless the local economy is highly inflationary. Translation adjustments are charged or credited directly to other comprehensive income or loss. Gains and losses from foreign currency transactions are reported in earnings.

DISCONTINUED OPERATIONS

     The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale on or after January 1, 2002 are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

APPLICATION OF ACCOUNTING PRONOUNCEMENTS

     In January 2003, the FASB issued FIN 46 which requires certain variable interest entities to be consolidated by the primary beneficiary of the entity if the equity investors in the entity do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. FIN 46 is effective for all new variable interest entities created or acquired after January 31, 2003. For variable interest entities created or acquired prior to February 1, 2003, the provisions of FIN 46 must be applied for the first interim or annual period beginning after June 15, 2003. The Company is in the process of assessing the impact of FIN 46 on its consolidated financial statements. Certain disclosure provisions of FIN 46 were required for December 31, 2002 financial statements. See "--Structured Investment Transactions and Variable Interest Entities."

     As of December 31, 2002, the FASB is deliberating on a proposed statement that would further amend SFAS 133. The proposed statement will address certain SFAS 133 Implementation Issues. The proposed statement is not expected to have a significant impact on the Company's consolidated financial statements.

     In November 2002, the FASB issued Interpretation No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees Including Indirect Guarantees of Indebtedness of Others ("FIN 45"). FIN 45 requires entities to establish liabilities for certain types of guarantees, and expands financial statement disclosures for others. Disclosure requirements under FIN 45 are effective for financial statements ending after December 15, 2002 and are applicable to all guarantees issued by the guarantor subject to FIN 45's scope, including guarantees issued prior to FIN 45. The initial recognition and initial measurement provisions of FIN No. 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The Company does not expect the adoption of FIN 45 to have a significant impact on the Company's consolidated financial statements. The adoption of FIN No. 45 required the Company to include disclosures in its consolidated financial statements related to guarantees. See Note 9.

     In June 2002, the FASB issued SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities ("SFAS 146"), which must be adopted for exit and disposal activities initiated after December 31, 2002. SFAS 146 will require that a liability for a cost associated with an exit or disposal activity be recognized and measured initially at fair value only when the liability is incurred rather than at the date of an entity's commitment to an exit plan as required by EITF 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring) ("EITF 94-3").

     In April 2002, the FASB issued SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections ("SFAS 145"). In addition to amending or rescinding other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions, SFAS 145 generally precludes companies from recording gains and losses from the extinguishment of debt as an extraordinary item. SFAS 145 also requires sale-leaseback treatment for certain modifications of a capital lease that result in the lease being classified as an operating lease. SFAS 145 is effective for fiscal years beginning after May 15, 2002, and the initial application of this standard did not have a significant impact on the Company's consolidated financial statements.

     Effective January 1, 2002, the Company adopted SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"). SFAS 144 provides a single model for accounting for long-lived assets to be disposed of by superseding SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of ("SFAS 121"), and the accounting and reporting provisions of Accounting Principles Board ("APB") Opinion No. 30, Reporting the Results of Operations--Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions ("APB 30"). Under SFAS 144, discontinued operations are measured at the lower of carrying value or fair value less costs to sell, rather than on a net realizable value basis. Future operating losses relating to discontinued operations also are no longer recognized before they occur. SFAS 144 (i) broadens the definition of a discontinued operation to include a component of an entity (rather than a segment of a business); (ii) requires long-lived assets to be

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES disposed of other than by sale to be considered held and used until disposed; and (iii) retains the basic provisions of (a) APB 30 regarding the presentation of discontinued operations in the statements of income, (b) SFAS 121 relating to recognition and measurement of impaired long-lived assets (other than goodwill), and (c) SFAS 121 relating to the measurement of long-lived assets classified as held-for-sale. Adoption of SFAS 144 did not have a material impact on the Company's consolidated financial statements other than the presentation as discontinued operations of net investment income and net investment gains and losses related to operations of real estate on which the Company initiated disposition activities subsequent to January 1, 2002 and the classification of such real estate as held-for-sale on the consolidated balance sheets. See note 17.

     Effective January 1, 2002, the Company adopted SFAS No. 142, Goodwill and Other Intangible Assets ("SFAS 142"). SFAS 142 eliminates the systematic amortization and establishes criteria for measuring the impairment of goodwill and certain other intangible assets by reporting unit. The Company did not amortize goodwill during 2002. Amortization of goodwill was $15 million and $17 million for the years ended December 31, 2001 and 2000, respectively. Amortization of other intangible assets was $1 million for each of the years December 31, 2002, 2001 and 2000. The Company has completed the required impairment tests of goodwill and indefinite-lived intangible assets. There was no impairment of intangible assets or significant reclassifications between goodwill and other intangible assets at January 1, 2002.

     In July 2001, the U.S. Securities and Exchange Commission ("SEC") released Staff Accounting Bulletin ("SAB") No. 102, Selected Loan Loss Allowance and Documentation Issues ("SAB 102"). SAB 102 summarizes certain of the SEC's views on the development, documentation and application of a systematic methodology for determining allowances for loan and lease losses. The application of SAB 102 by the Company did not have a material impact on the Company's consolidated financial statements.

     Effective April 1, 2001, the Company adopted certain additional accounting and reporting requirements of SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a Replacement of FASB Statement No. 125, relating to the derecognition of transferred assets and extinguished liabilities and the reporting of servicing assets and liabilities. The adoption of these requirements did not have a material impact on the Company's consolidated financial statements.

     Effective April 1, 2001, the Company adopted EITF 99-20, Recognition of Interest Income and Impairment on Certain Investments. This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to apply specific evaluation methods to these securities for an other-than-temporary decline in value. The adoption of EITF 99-20 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2001, the Company adopted SFAS 133 which established new accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. The effect of the adoption of SFAS 133, as of January 1, 2001, had no material impact on other comprehensive income or on net income. The FASB continues to issue additional guidance relating to the accounting for derivatives under SFAS 133, which may result in further adjustments to the Company's treatment of derivatives in subsequent accounting periods.

     Effective October 1, 2000, the Company adopted SAB No. 101, Revenue Recognition in Financial Statements ("SAB 101"). SAB 101 summarizes certain of the SEC's views in applying GAAP to revenue recognition in financial statements. The requirements of SAB 101 did not have a material effect on the Company's consolidated financial statements.

     Effective January 1, 2000, the Company adopted Statement of Position ("SOP") No. 98-7, Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk ("SOP 98-7"). SOP 98-7 provides guidance on the method of accounting for insurance and reinsurance contracts that do not transfer insurance risk, defined in the SOP as the deposit method. SOP 98-7 classifies insurance and reinsurance contracts for which the deposit method is appropriate into those that (i) transfer only significant timing risk, (ii) transfer only significant

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES underwriting risk, (iii) transfer neither significant timing nor underwriting risk and (iv) have an indeterminate risk. Adoption of SOP 98-7 did not have a material effect on the Company's consolidated financial statements.

2.  INVESTMENTS

FIXED MATURITIES AND EQUITY SECURITIES

     Fixed maturities and equity securities at December 31, 2002 were as follows:

                                                                            GROSS
                                                              COST OR    UNREALIZED
                                                             AMORTIZED   -----------   ESTIMATED
                                                               COST      GAIN   LOSS   FAIR VALUE
                                                             ---------   ----   ----   ----------
                                                                    (DOLLARS IN MILLIONS)
Fixed Maturities:
  U.S. corporate securities................................   $3,917     $281   $ 99     $4,099
  Mortgage-backed securities...............................    1,993       96      7      2,082
  Foreign corporate securities.............................      895      112     13        994
  U.S. treasuries/agencies.................................      373        4     --        377
  Asset-backed securities..................................      788       16     28        776
  Foreign government securities............................      897      143      2      1,038
  States and political subdivisions........................        4       --     --          4
  Other fixed income assets................................      101        5     36         70
                                                              ------     ----   ----     ------
     Total fixed maturities................................   $8,968     $657   $185     $9,440
                                                              ======     ====   ====     ======
Equity Securities:
  Common stocks............................................   $   14     $  2   $  3     $   13
  Nonredeemable preferred stocks...........................      107        1     --        108
                                                              ------     ----   ----     ------
     Total equity securities...............................   $  121     $  3   $  3     $  121
                                                              ======     ====   ====     ======

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Fixed maturities and equity securities at December 31, 2001 were as follows:

                                                                            GROSS
                                                              COST OR    UNREALIZED
                                                             AMORTIZED   -----------   ESTIMATED
                                                               COST      GAIN   LOSS   FAIR VALUE
                                                             ---------   ----   ----   ----------
                                                                    (DOLLARS IN MILLIONS)
Fixed Maturities:
  U.S. corporate securities................................   $4,178     $112   $ 42     $4,248
  Mortgage-backed securities...............................    1,918       66     20      1,964
  Foreign corporate securities.............................      927       40     70        897
  U.S. treasuries/agencies.................................      207        3      3        207
  Asset-backed securities..................................      872       30     62        840
  Foreign government securities............................      813      128     23        918
  States and political subdivisions........................        4       --     --          4
  Other fixed income assets................................      221       --     --        221
                                                              ------     ----   ----     ------
     Total fixed maturities................................   $9,140     $379   $220     $9,299
                                                              ======     ====   ====     ======
Equity Securities:
  Common stocks............................................   $   19     $  9   $  1     $   27
  Nonredeemable preferred stocks...........................       82        1     --         83
                                                              ------     ----   ----     ------
     Total equity securities...............................   $  101     $ 10   $  1     $  110
                                                              ======     ====   ====     ======

     The Company held fixed maturities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $405 million and $438 million at December 31, 2002 and 2001, respectively. Non-income producing fixed maturities were $34 million and $37 million at December 31, 2002 and 2001, respectively.

     The cost or amortized cost and estimated fair value of bonds at December 31, 2002, by contractual maturity date (excluding scheduled sinking funds), are shown below:

                                                               COST OR
                                                              AMORTIZED   ESTIMATED
                                                                COST      FAIR VALUE
                                                              ---------   ----------
                                                              (DOLLARS IN MILLIONS)
Due in one year or less.....................................   $  116       $  119
Due after one year through five years.......................    1,406        1,449
Due after five years through ten years......................    1,729        1,839
Due after ten years.........................................    2,936        3,175
                                                               ------       ------
          Subtotal..........................................    6,187        6,582
Mortgage-backed and asset-backed securities.................    2,781        2,858
                                                               ------       ------
          Total fixed maturities............................   $8,968       $9,440
                                                               ======       ======

     Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Sales of fixed maturities and equity securities classified as available-for-sale were as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2002     2001     2000
                                                             ------   ------   ------
                                                              (DOLLARS IN MILLIONS)
Proceeds...................................................  $3,784   $2,293   $1,167
Gross investment gains.....................................     155      111       72
Gross investment losses....................................     (87)    (104)     (58)

     Gross investment losses above exclude writedowns recorded during 2002, 2001 and 2000 for other than temporarily impaired available-for-sale securities of $76 million, $52 million and $41 million, respectively.

     Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

SECURITIES LENDING PROGRAM

     Starting in 2002, the Company participated in securities lending programs whereby blocks of securities, which are included in investments, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $600 million and an estimated fair value of $660 million were on loan under the program at December 31, 2002. The Company was liable for cash collateral under its control of $679 at December 31, 2002. Security collateral on deposit from customers may not be sold or repledged and is not reflected in the consolidated financial statements.

STRUCTURED INVESTMENT TRANSACTIONS

     The Company invests in structured notes and similar type instruments, which generally provide equity-based returns on debt securities. The carrying value of such investments was approximately $47 million and $69 million at December 31, 2002 and 2001, respectively. The related (loss) income recognized was ($2) million, $3 million and $11 million for the years ended December 31, 2002, 2001 and 2000, respectively.

ASSETS ON DEPOSIT AND HELD IN TRUST

     The Company had investment assets on deposit with regulatory agencies with a fair market value of $293 million and $305 million at December 31, 2002 and 2001, respectively. The Company's securities held in trust to satisfy collateral requirements had an amortized cost of $1,285 million and $1,218 million at December 31, 2002 and 2001, respectively.

MORTGAGE LOANS ON REAL ESTATE

     Mortgage loans on real estate were categorized as follows:

                                                                   DECEMBER 31,
                                                              ----------------------
                                                                2002          2001
                                                              --------      --------
                                                               AMOUNT        AMOUNT
                                                              --------      --------
                                                              (DOLLARS IN MILLIONS)
Commercial mortgage loans...................................    $856         $1,359
Agricultural mortgage loans.................................       2             --
                                                                ----         ------
          Total.............................................     858          1,359
Less: Valuation allowances..................................       6             25
                                                                ----         ------
     Mortgage loans.........................................    $852         $1,334
                                                                ====         ======

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Mortgage loans on real estate are collateralized by properties primarily located throughout the United States. At December 31, 2002, approximately 20%, 9% and 8% of the properties were located in California, Texas and Florida, respectively. Generally, the Company (as the lender) requires that a minimum of one-fourth of the purchase price of the underlying real estate be paid by the borrower.

     Changes in mortgage loan valuation allowances were as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2002      2001      2000
                                                              ------    ------    ------
                                                                (DOLLARS IN MILLIONS)
Balance at January 1........................................   $ 25       $ 8       $ 7
(Releases) additions charged to operations..................     (1)       21         1
Deductions for writedowns and dispositions..................    (16)       (4)       --
Dispositions of affiliates..................................     (2)       --        --
                                                               ----       ---       ---
Balance at December 31......................................   $  6       $25       $ 8
                                                               ====       ===       ===

     A portion of the Company's mortgage loans on real estate was impaired and consisted of the following:

                                                                  DECEMBER 31,
                                                              ---------------------
                                                               2002          2001
                                                              -------       -------
                                                              (DOLLARS IN MILLIONS)
Impaired mortgage loans with valuation allowances...........    $49          $122
Impaired mortgage loans without valuation allowances........     25            11
                                                                ---          ----
          Total.............................................     74           133
Less: Valuation allowances on impaired mortgages............      6            25
                                                                ---          ----
     Impaired mortgage loans................................    $68          $108
                                                                ===          ====

     The average investment in impaired mortgage loans on real estate was $108 million, $57 million and $78 million for the years ended December 31, 2002, 2001 and 2000, respectively. Interest income on impaired mortgage loans was $8 million, $10 million and $7 million for the years ended December 31, 2002, 2001 and 2000, respectively.

     The investment in restructured mortgage loans on real estate was $12 million and $9 million at December 31, 2002 and 2001, respectively. Interest income of $1 million was recognized on restructured loans for each of the years ended December 31, 2002, 2001 and 2000. Gross interest income that would have been recorded in accordance with the original terms of such loans amounted to $1 million for the year ended 2002. There was no gross interest income that would have been recorded in accordance with the original terms of such loans for both the years ended 2001 and 2000.

     Mortgage loans on real estate with scheduled payments of 60 days (90 days for agriculture mortgages) or more past due or in foreclosure had an amortized cost of $14 million and $11 million at December 31, 2002 and 2001, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

REAL ESTATE AND REAL ESTATE JOINT VENTURES

     Real estate and real estate joint ventures consisted of the following:

                                                                  DECEMBER 31,
                                                              ---------------------
                                                               2002          2001
                                                              -------       -------
                                                              (DOLLARS IN MILLIONS)
Real estate and real estate joint ventures
  held-for-investment.......................................    $70          $ 78
Impairments.................................................     (4)           --
                                                                ---          ----
          Total.............................................     66            78
Real estate and real estate joint ventures held-for-sale....     33            40
Valuation allowance.........................................     (8)           (3)
                                                                ---          ----
          Total.............................................     25            37
                                                                ---          ----
Real estate and real estate joint ventures..................    $91          $115
                                                                ===          ====

     Accumulated depreciation on real estate was $10 million and $9 million at December 31, 2002 and 2001, respectively. Related depreciation expense was $1 million for each the years ended December 31, 2002, 2001 and 2000. For the year ended December 31, 2001, $300 thousand of depreciation expense is presented as discontinued operations.

     Real estate and real estate joint ventures were categorized as follows:

                                                                  DECEMBER 31,
                                                       -----------------------------------
                                                             2002               2001
                                                       ----------------   ----------------
                                                       AMOUNT   PERCENT   AMOUNT   PERCENT
                                                       ------   -------   ------   -------
                                                              (DOLLARS IN MILLIONS)
Office...............................................   $64        70%     $ 83       72%
Retail...............................................     3         3%        8        7%
Land.................................................    23        26%       22       19%
Other................................................     1         1%        2        2%
                                                        ---       ---      ----      ---
          Total......................................   $91       100%     $115      100%
                                                        ===       ===      ====      ===

     The Company's real estate holdings are located throughout the United States. At December 31, 2002, approximately 77% of the Company's real estate holdings were located in California.

     Changes in real estate and real estate joint ventures held-for-sale valuation allowance were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                              2002      2001      2000
                                                              -----     -----     -----
                                                                (DOLLARS IN MILLIONS)
Balance at January 1........................................   $ 3       $3        $--
Additions charged to operations.............................    13       --        --
Acquisition of affiliate....................................    --       --         3
Deductions for writedowns and dispositions..................    (8)      --        --
                                                               ---       --        --
Balance at December 31......................................   $ 8       $3        $3
                                                               ===       ==        ==

     Investment expense related to impaired real estate and real estate joint ventures held-for-investment was $1 million and $2 million for the years ended December 31, 2002 and 2000, respectively. There was no investment expense related to impaired real estate and real estate joint ventures held-for-investment for the year ended December 31, 2001. The carrying value of non-income producing real estate and real estate joint ventures was

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

$23 million at December 31, 2002. There was no carrying value of non-income producing real estate and real estate joint ventures for December 31, 2001.

     The Company owned real estate acquired in satisfaction of debt of $4 million and $11 million at December 31, 2002 and 2001, respectively.

NET INVESTMENT INCOME

     The components of net investment income were as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2002     2001     2000
                                                             ------   ------   ------
                                                              (DOLLARS IN MILLIONS)
Fixed maturities...........................................  $  675   $  699   $  705
Equity securities..........................................       8        3        1
Mortgage loans on real estate..............................     101      119      133
Real estate and real estate joint ventures(1)..............       7       11        7
Policy loans...............................................     174      172      158
Cash, cash equivalents and short-term investments..........       8       30       35
Other......................................................     117       91       78
                                                             ------   ------   ------
          Total............................................   1,090    1,125    1,117
Less: Investment expenses(1)...............................      15       14        7
                                                             ------   ------   ------
     Net investment income.................................  $1,075   $1,111   $1,110
                                                             ======   ======   ======

---------------

(1) Excludes amounts related to real estate held-for-sale presented as discontinued operations in accordance with SFAS 144.

NET INVESTMENT GAINS

     Net investment gains, including changes in valuation allowances, were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2002     2001     2000
                                                              ------   ------   ------
                                                               (DOLLARS IN MILLIONS)
Fixed maturities............................................   $ (9)    $(58)    $(27)
Equity securities...........................................      1       13       --
Mortgage loans on real estate...............................      8      (21)      (3)
Real estate and real estate joint ventures(1)...............     (3)      (8)      14
Other limited partnership interests.........................      1       (6)      --
Sales of businesses.........................................      1       35       --
Other.......................................................     37       42       94
                                                               ----     ----     ----
          Total.............................................     36       (3)      78
Amounts allocable to:
Deferred policy acquisition costs...........................    (19)      15      (28)
                                                               ----     ----     ----
          Total net investment gains........................   $ 17     $ 12     $ 50
                                                               ====     ====     ====

---------------

(1) The amount presented for the year ended December 31, 2002 excludes amounts related to sales of real estate held-for-sale presented as discontinued operations in accordance with SFAS 144.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Investment gains and losses are net of related policyholder amounts. The amounts netted against investment gains and losses is amortization of deferred policy acquisition costs to the extent that such amortization results from investment gains and losses. This presentation may not be comparable to presentations made by other insurers.

NET UNREALIZED INVESTMENT GAINS

     The components of net unrealized investment gains, included in accumulated other comprehensive income, were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                               2002      2001     2000
                                                              ------    ------    -----
                                                                (DOLLARS IN MILLIONS)
Fixed maturities............................................  $ 472     $ 159     $ 72
Equity securities...........................................     --         9       (5)
Other invested assets.......................................    (29)       35       45
                                                              -----     -----     ----
          Total.............................................    443       203      112
                                                              -----     -----     ----
Amounts allocable to:
Deferred policy acquisition costs...........................   (154)      (66)     (59)
Deferred income taxes.......................................   (112)      (55)     (24)
                                                              -----     -----     ----
          Total.............................................   (266)     (121)     (83)
                                                              -----     -----     ----
          Net unrealized investment gains...................  $ 177     $  82     $ 29
                                                              =====     =====     ====

     The changes in net unrealized investment gains were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2002     2001     2000
                                                              ------   ------   ------
                                                               (DOLLARS IN MILLIONS)
Balance at January 1........................................   $ 82     $ 29     $ --
Unrealized investment gains during the year.................    194       91      112
Unrealized investment losses relating to:
     Deferred policy acquisition costs......................    (65)      (7)     (59)
Deferred income taxes.......................................    (52)     (31)     (24)
Unrealized investment gains of subsidiary at date of sale,
  net of deferred income taxes..............................     18       --       --
                                                               ----     ----     ----
Balance at December 31......................................   $177     $ 82     $ 29
                                                               ====     ====     ====
Net change in unrealized investment gains...................   $ 95     $ 53     $ 29
                                                               ====     ====     ====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

3.  DERIVATIVE INSTRUMENTS

     The table below provides a summary of the notional amount and fair value of derivative financial instruments held at December 31, 2002 and 2001:

                                                          2002                              2001
                                             -------------------------------   -------------------------------
                                                             FAIR VALUE                        FAIR VALUE
                                             NOTIONAL   --------------------   NOTIONAL   --------------------
                                              AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                             --------   ------   -----------   --------   ------   -----------
                                                                   (DOLLARS IN MILLIONS)
Interest rate swaps........................    $422      $69        $  --        $483      $34        $  --
Options....................................      23        7           --          23        8           --
                                               ----      ---        -----        ----      ---        -----
Total contractual commitments..............    $445      $76        $  --        $506      $42        $  --
                                               ====      ===        =====        ====      ===        =====

     The following is a reconciliation of the notional amounts by derivative type and strategies at December 31, 2002 and 2001:

                                          DECEMBER 31, 2001               TERMINATIONS/   DECEMBER 31, 2002
                                           NOTIONAL AMOUNT    ADDITIONS    MATURITIES      NOTIONAL AMOUNT
                                          -----------------   ---------   -------------   -----------------
                                                                (DOLLARS IN MILLIONS)
BY DERIVATIVE TYPE
Interest rate swaps.....................        $483            $  --          $61              $422
Options.................................          23               --           --                23
                                                ----            -----          ---              ----
Total contractual commitments...........        $506            $  --          $61              $445
                                                ====            =====          ===              ====
BY DERIVATIVE STRATEGY
Liability hedging.......................        $483            $  --          $61              $422
Invested asset hedging..................          23               --           --                23
                                                ----            -----          ---              ----
Total contractual commitments...........        $506            $  --          $61              $445
                                                ====            =====          ===              ====

     The following table presents the notional amounts of derivative financial instruments by maturity at December 31, 2002:

                                                            REMAINING LIFE
                                  -------------------------------------------------------------------
                                  ONE YEAR     AFTER ONE YEAR     AFTER FIVE YEARS
                                  OR LESS    THROUGH FIVE YEARS   THROUGH TEN YEARS   AFTER TEN YEARS   TOTAL
                                  --------   ------------------   -----------------   ---------------   -----
                                                             (DOLLARS IN MILLIONS)
Interest rate swaps.............    $47             $160                 $90               $125         $422
Options.........................      3               20                  --                 --           23
                                    ---             ----                 ---               ----         ----
Total contractual commitments...    $50             $180                 $90               $125         $445
                                    ===             ====                 ===               ====         ====

     The following table presents the notional amounts and fair values of derivatives by type of hedge designation at December 31, 2002 and 2001:

                                                             2002                           2001
                                                 ----------------------------   ----------------------------
                                                               FAIR VALUE                     FAIR VALUE
                                                 NOTIONAL   -----------------   NOTIONAL   -----------------
                                                  AMOUNT    ASSET   LIABILITY    AMOUNT    ASSET   LIABILITY
                                                 --------   -----   ---------   --------   -----   ---------
                                                                    (DOLLARS IN MILLIONS)
BY TYPE OF HEDGE
Non qualifying.................................    $445      $76      $  --       $506      $42      $  --
                                                   ====      ===      =====       ====      ===      =====

     For the years ended December 31, 2002, 2001 and 2000, the Company recognized net investment income (loss) of $23 million, $11 million and ($1) million, respectively, from the periodic settlement of interest rate swaps.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company did not have any effective cash flow hedges and since the Company followed mark to market accounting in previous years the Company did not have a SFAS 133 transition adjustment.

     For the year ended December 31, 2002 and 2001, the Company recognized net investment gains of $35 million and $19 million, respectively, from derivatives, which do not qualify as accounting hedges. For the year ended December 31, 2002, there was no net investment income or expense recognized from option contracts. For the year ended December 31, 2001 the Company recognized net investment expense of $1 million related to purchase option contracts. The use of these non-speculative derivatives is permitted by the Department.

4.  FAIR VALUE INFORMATION

     The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

     Amounts related to the Company's financial instruments were as follows:

                                                                DECEMBER 31, 2002
                                                              ---------------------
                                                              CARRYING   ESTIMATED
                                                               VALUE     FAIR VALUE
                                                              --------   ----------
                                                              (DOLLARS IN MILLIONS)
ASSETS:
  Fixed maturities..........................................   $9,440      $9,440
  Equity securities.........................................      121         121
  Mortgage loans on real estate.............................      852         949
  Policy loans..............................................    2,488       2,488
  Short-term investments....................................      108         108
  Cash and cash equivalents.................................      398         398
LIABILITIES:
  Policyholder account balances.............................    4,745       4,469
  Short-term debt...........................................       19          19
  Long-term debt............................................      431         468
  Payable under securities loaned transactions..............      679         679
OTHER:
  Company-obligated mandatorily redeemable securities of
     subsidiary trusts......................................      158         177

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                                   DECEMBER 31, 2001
                                                            --------------------------------
                                                            NOTIONAL   CARRYING   ESTIMATED
                                                             AMOUNT     VALUE     FAIR VALUE
                                                            --------   --------   ----------
                                                                 (DOLLARS IN MILLIONS)
ASSETS:
  Fixed maturities........................................              $9,299      $9,299
  Equity securities.......................................                 110         110
  Mortgage loans on real estate...........................               1,334       1,423
  Policy loans............................................               2,452       2,452
  Short-term investments..................................                 164         164
  Cash and cash equivalents...............................                 535         535
  Mortgage loan commitments...............................    $108          --          --
LIABILITIES:
  Policyholder account balances...........................               6,286       6,188
  Short-term debt.........................................                   9           9
  Long-term debt..........................................                 425         441
OTHER:
  Company-obligated mandatorily redeemable securities of
     subsidiary trusts....................................                 158         158

     The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

FIXED MATURITIES AND EQUITY SECURITIES

     The fair value of fixed maturities and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities in which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

MORTGAGE LOANS ON REAL ESTATE AND MORTGAGE LOAN COMMITMENTS

     Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For mortgage loan commitments, the estimated fair value is the net premium or discount of the commitments.

POLICY LOANS

     The carrying values for policy loans approximate fair value.

CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

     The carrying values for cash and cash equivalents and short-term investments approximated fair market values due to the short-term maturities of these instruments.

POLICYHOLDER ACCOUNT BALANCES

     The fair value of policyholder account balances are estimated by discounting expected future cash flows, based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

SHORT-TERM AND LONG-TERM DEBT, PAYABLES UNDER SECURITIES LOANED TRANSACTIONS AND COMPANY-OBLIGATED MANDATORILY REDEEMABLE SECURITIES OF SUBSIDIARY TRUSTS

     The fair values of short-term and long-term debt, payables under securities loaned transactions and Company-obligated mandatorily redeemable securities of subsidiary trusts are determined by discounting expected future cash flows, using risk rates currently available for debt with similar terms and remaining maturities.

DERIVATIVE INSTRUMENTS

     The fair value of derivative instruments, including interest rate and options are based upon quotations obtained from dealers or other reliable sources. See Note 3 for derivative fair value disclosures.

5.  EMPLOYEE BENEFIT PLANS

PENSION BENEFIT AND OTHER BENEFIT PLANS

     Effective January 1, 2001, the Company's employees became employees of Metropolitan Life. This transition affected the provision of employee benefit plans as described below:

     The Company continued to sponsor and administer a defined benefit plan covering all existing and eligible active and retired employees as of January 1, 2001 through December 31, 2002. Retirement benefits are based on years of credited service and final average earnings history.

     The Company also continues to offer several non-qualified, defined benefit, and defined contribution plans to existing directors and management associates.

     Prior to January 1, 2001, the Company provided certain health care and life insurance benefits for retired employees. As of January 1, 2001, postretirement benefits were merged into the postretirement benefit plans of Metropolitan Life. Consistent with the Company's former plan, employees may become eligible for these benefits under the Metropolitan Life plan if they attain retirement age, with sufficient service, while working for Metropolitan Life. Additionally, Metropolitan Life provides postemployment benefits for eligible employees as of this transition date.

     On December 31, 2002, the GenAm Qualified Pension Plan was merged into Metropolitan Life Qualified Pension Plan.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following tables provide the changes in the benefit obligation and fair value of plan assets and statements of the funded status of the plans.

                                                                         DECEMBER 31,
                                                              -----------------------------------
                                                              PENSION BENEFITS    OTHER BENEFITS
                                                              -----------------   ---------------
                                                               2002      2001      2002     2001
                                                              -------   -------   ------   ------
                                                                     (DOLLARS IN MILLIONS)
Change in projected benefit obligation:
Projected benefit obligation at beginning of year...........   $176      $170      $ 3      $ 37
  Service cost..............................................      4         4        1        --
  Interest cost.............................................     12        12       --        --
  Acquisitions and divestitures.............................     --       (12)      --        --
  Actuarial losses..........................................     11        10       --         1
  Curtailments and terminations.............................     --         1       --        --
  Change in benefits........................................     --         1       --        --
  Transfers out of controlled groups........................     --        --       --       (35)
  Benefits paid.............................................    (15)      (10)       1        --
                                                               ----      ----      ---      ----
Projected benefit obligation at end of year.................    188       176        5         3
                                                               ----      ----      ---      ----
Change in plan assets:
Contract value of plan assets at beginning of year..........    153       175       --        --
  Actual return on plan assets..............................    (11)       (4)      --        --
  Acquisitions and divestitures.............................     --       (11)      --        --
  Employer contribution.....................................      5         3       --        --
  Benefits paid.............................................    (15)      (10)      --        --
                                                               ----      ----      ---      ----
Contract value of plan assets at end of year................    132       153       --        --
                                                               ----      ----      ---      ----
Under funded................................................    (56)      (23)      (5)       (3)
Unrecognized net asset at transition........................     --        36       --        --
Unrecognized net actuarial losses...........................     68         1        2        --
Unrecognized prior service credit...........................     (1)       --       --        --
                                                               ----      ----      ---      ----
Prepaid (accrued) benefit cost..............................   $ 11      $ 14      $(3)     $ (3)
                                                               ====      ====      ===      ====
Qualified plan prepaid pension cost.........................     59      $ 57
Non-qualified plan accrued pension cost.....................    (48)      (44)
Unamortized prior service cost..............................     --         1
                                                               ----      ----
Prepaid benefit cost........................................   $ 11      $ 14
                                                               ====      ====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The aggregate projected benefit obligation and aggregate contract value of plan assets for the pension plans were as follows:

                                                           NON-QUALIFIED
                                         QUALIFIED PLANS       PLANS           TOTAL
                                         ---------------   -------------   -------------
                                          2002     2001    2002    2001    2002    2001
                                         ------   ------   -----   -----   -----   -----
                                                      (DOLLARS IN MILLIONS)
Aggregate projected benefit
  obligation...........................  $(136)   $(129)   $(52)   $(47)   $(188)  $(176)
Aggregate contract value of plan assets
  (principally Company contracts)......    132      153      --      --      132     153
                                         -----    -----    ----    ----    -----   -----
(Under) over funded....................  $  (4)   $  24    $(52)   $(47)   $ (56)  $ (23)
                                         =====    =====    ====    ====    =====   =====

     The assumptions used in determining the aggregate projected benefit obligation and aggregate contract value for the pension and other benefits were as follows:

                                                  PENSION BENEFITS        OTHER BENEFITS
                                              -------------------------   ---------------
                                                 2002          2001        2002     2001
                                              -----------   -----------   ------   ------
Weighted average assumptions at December 31:
Discount rate...............................     6.75%         7.40%       6.75%    7.50%
Expected rate of return on plan assets......  8.75%-9.00%      9.00%        N/A      N/A
Rate of compensation increase...............  4.95%-5.45%   4.95%-5.45%     N/A      N/A

     The assumed health care cost trend rates used in measuring the accumulated nonpension postretirement benefit obligation were as follows:

                                                              DECEMBER 31,
                                                              -------------
                                                              2002    2001
                                                              -----   -----
Pre-Medicare eligible claims................................   9.5%    9.5%
Medicare eligible claims....................................  11.5%   11.5%

     A one percentage point change in assumed health care cost trend rates would have an insignificant impact on the Company's operations.

     The components of net periodic benefit cost were as follows:

                                                        PENSION BENEFITS       OTHER BENEFITS
                                                       ------------------   ---------------------
                                                       2002   2001   2000   2002    2001    2000
                                                       ----   ----   ----   -----   -----   -----
                                                                 (DOLLARS IN MILLIONS)
Service cost.........................................  $  4   $  4   $  7   $  1    $ --    $   1
Interest cost........................................    12     12     12     --      --        2
Expected return on plan assets.......................   (13)   (14)   (16)    --      --       --
Amortization of prior actuarial losses...............     2     --     --     --      --       --
Curtailment cost.....................................    --      6      1     --      --       --
                                                       ----   ----   ----   -----   -----   -----
Net periodic benefit cost............................  $  5   $  8   $  4   $  1    $ --    $   3
                                                       ====   ====   ====   =====   =====   =====

SAVINGS AND INVESTMENT PLANS

     The Company's 401(k) plan was merged into Metropolitan Life's Savings and Investment Plan ("SIP") effective January 1, 2001. All contributions to the savings plan are made by Metropolitan Life.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

6.  SEPARATE ACCOUNTS

     Separate accounts include one category of account type: non-guaranteed separate accounts totaling $3,090 million and $6,716 million at December 31, 2002 and 2001, respectively, for which the policyholder assumes the investment risk.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $94 million, $146 million and $124 million for the years ended December 31, 2002, 2001 and 2000, respectively. The portfolios are segregated from other investments and are managed to minimize liquidity and interest rate risk. In order to minimize the risk of early withdrawals to invest in instruments yielding a higher return, these investment products carry a graded surrender charge as well as a market value adjustment.

7.  DEBT

     Debt consisted of the following:

                                                              DECEMBER 31,
                                                              -------------
                                                              2002    2001
                                                              -----   -----
                                                               (DOLLARS IN
                                                                MILLIONS)
Senior notes, interest rates ranging from 6.75% to 7.25%,
  maturity dates ranging from 2006 to 2011..................  $298    $298
Surplus notes, interest rate 7.63%, maturity date 2024......    98      97
Fixed rate notes, interest rates ranging from 4.45% to 12%,
  maturity dates ranging from 2005 to 2009..................    33      30
Other notes with varying interest rates.....................     2      --
                                                              ----    ----
Total long-term debt........................................   431     425
Total short-term debt.......................................    19       9
                                                              ----    ----
          Total.............................................  $450    $434
                                                              ====    ====

     Reinsurance Group of America, Incorporated ("RGA"), a subsidiary of the Company, maintains committed and unsecured credit facilities aggregating $184 million ($140 million expiring in 2003 and $44 million expiring in 2005). At December 31, 2002 RGA had drawn approximately $28 million under these facilities at interest rates ranging from 4.39% to 5.57%. At December 31, 2002, $379 million in letters of credit from various banks were outstanding between the subsidiaries of RGA.

     On March 1, 2001, RGA entered into a term loan agreement and note whereby it borrowed $75 million from MetLife Credit Corporation ("MetLife Credit Corp."), an affiliate of Metropolitan Life at an interest rate of 75.5 basis points over the 30-day AA financial discount rate on commercial paper. RGA used the proceeds to prepay and terminate a $75 million term loan note with General American.

     On December 19, 2001, RGA issued 6.75% senior notes with face value of $200 million. These senior notes have been registered with the SEC. The net proceeds from the offering were approximately $199 million and were used to pay down a balance of $120 million on a revolving credit facility and to prepay and terminate the $75 million term loan with MetLife Credit Corp. Capitalized issuance costs recorded were $2 million.

     The aggregate maturities of long-term debt for the Company are $30 million in 2005, $99 million in 2006, $3 million in 2007 and $299 million thereafter.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Short-term debt of the Company consisted of collateralized borrowings with an average interest rate of 5.75% and maturity of 30 days at December 31, 2002. Short-term debt of the Company consisted of collateralized borrowings with an average interest rate of 6.50% and maturity of 30 days at December 31, 2001.

     Interest expense related to the Company's indebtedness was $53 million, $38 million and $33 million for the years ended December 31, 2002, 2001 and 2000, respectively.

8.  COMPANY-OBLIGATED MANDATORILY REDEEMABLE SECURITIES OF SUBSIDIARY TRUSTS

     In December 2001, a subsidiary of the Company, RGA, through its wholly owned trust RGA Capital Trust I (the "Trust") issued 4,500,000 Preferred Income Equity Redeemable Securities ("PIERS") Units. Each PIERS unit consists of (i) a preferred security issued by the Trust, having a stated liquidation amount of $50 per unit, representing an undivided beneficial ownership interest in the assets of the Trust, which consist solely of junior subordinated debentures issued by RGA which have a principal amount at maturity of $50 and a stated maturity of March 18, 2051, and (ii) a warrant to purchase, at any time prior to December 15, 2050, 1.2508 shares of RGA stock at an exercise price of $50. The fair market value of the warrant on the issuance date was $14.87 and is detachable from the preferred security. RGA fully and unconditionally guarantees, on a subordinated basis, the obligations of the Trust under the preferred securities. The preferred securities and subordinated debentures were issued at a discount (original issue discount) to the face or liquidation value of $14.87 per security. The securities will accrete to their $50 face/liquidation value over the life of the security on a level yield basis. The weighted average effective interest rate on the preferred securities and the subordinated debentures is 8.25% per annum. Capital securities outstanding were $158 million, net of unamortized discount of $67 million, at both December 31, 2002 and 2001.

9.  COMMITMENTS AND CONTINGENCIES

LITIGATION

     Over the past several years the Company has faced numerous claims, including class action lawsuits, alleging improper marketing and sales of individual life insurance policies or annuities. These lawsuits are generally referred to as "sales practices claims."

     A sales practices class action against the Company has been settled and approved by the United States District Court for the Eastern District of Missouri, and affirmed by the appellate court. This class includes approximately 250,000 life insurance policies sold during the period January 1, 1982 through December 31, 1996. Implementation of the Company class action settlement is proceeding. The Company expects that the total cost of its class action settlement will be approximately $68 million.

     Certain class members have opted out of the class action settlement described above and have brought or continued non-class action sales practices lawsuits. As of December 31, 2002, there are approximately 32 sales practices cases pending against the Company. The Company continues to defend itself vigorously against these lawsuits. Some individual sales practices claims have been dismissed upon the Company's motion and others have been resolved through settlement. Most of the current cases seek substantial damages, including, in some cases, punitive and treble damages and attorneys' fees.

     Additional litigation relating to the Company's marketing and sales of individual life insurance may be commenced in the future. The Company believes adequate provision has been made in its financial statements for all reasonably probable and estimable losses for sales practices claims.

     Regulatory authorities in a small number of states have had investigations or inquiries relating to the Company's sales of individual life insurance policies or annuities. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company received and responded to subpoenas for documents and other information from the Office of U.S. Attorney for the Eastern District of Missouri with respect to certain administrative services provided by its former Medicare Unit during the period January 1, 1988 through December 31, 1998, which services ended and which Unit was disbanded prior to Metropolitan Life's acquisition of the Company. In March 2002, the Company and the federal government reached an agreement in principal to resolve all issues through a civil settlement and a charge was recorded. In June 2002, the Company completed the settlement. In 2002, the Company also agreed to pay $11 million to the Center for Medicare and Medicaid Services to resolve issues raised in audits of administrative costs and pension plan gains related to the Company's contract to provide Medicare administrative services.

     A purported class action is pending against the Company in a state court in Missouri. The plaintiffs are seeking to represent a class of approximately 100 former employees with respect to plaintiffs' claims that the Company breached an alleged oral promise to pay additional severance benefits. The Company continues to defend itself vigorously against this lawsuit.

     Various litigation, claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor, and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

     It is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses. In some of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's financial position, operating results or cash flows in particular quarterly or annual periods.

LEASES

     In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants is contingent upon the level of the tenants' sales revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental income and minimum gross rental payments relating to these lease agreements were as follows:

                                                                           GROSS
                                                               RENTAL      RENTAL
                                                               INCOME     PAYMENTS
                                                              --------   ----------
                                                              (DOLLARS IN MILLIONS)
2003........................................................     $5          $10
2004........................................................      5            8
2005........................................................      4            7
2006........................................................      4            6
2007........................................................      3            5
Thereafter..................................................      2           14

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

GUARANTEES

     In the course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future.

     In the context of disposition transactions, the Company has provided indemnities and guarantees, including those related to tax and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from $2 million to $15 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount due under guarantees in the future.

     Prior to December 31, 2002, the Company incurred certain obligations with respect to affiliated entities, including certain indebtedness guarantee obligations, support arrangements and performance guarantees with respect to affiliated insurance companies, and commitments with respect to regulatory requirements in various jurisdictions. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount due under these indemnities in the future. At December 31, 2002, these affiliated entities were sold to certain related parties.

     In addition, the Holding Company and its subsidiaries indemnify their respective directors and officers as provided in their charters and by-laws. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount due under these indemnities in the future.

     The Company has not recorded any liability for these indemnities, guarantees and commitments in the accompanying consolidated balance sheets for the years ended December 31, 2002 or 2001.

10.  ACQUISITIONS AND DISPOSITIONS

     On December 31, 2002, the Company sold the Security Equity Life Insurance Company, a wholly owned subsidiary, to Metropolitan Life. The Company also sold on December 31, 2002, Cova Corporation and its wholly owned subsidiaries to MetLife. The amount received less than the asset's book value of $504 million was recorded as a reduction in equity. Total assets and liabilities of the entities sold at the date of sale were $8,926 million and $8,232 million, respectively. Total revenue of the entities sold included in the consolidated statements of income were $293 million, $256 million and $237 million for the years ended December 31, 2002, 2001 and 2000, respectively.

     On July 1, 2002, the Company completed its merger with General Life insurance Company ("GLIC"), a wholly owned subsidiary of the Company. GLIC, a Texas life insurance company, was acquired by the Company in December 1995. Its operations, however, were ceased in June 2001, due to its lack of strategic importance. Upon the completion of the merger, the Company assumed a net $12 million in assets and liabilities. The Company recognized no gain or loss on the merger.

     On June 12, 2002, the Company completed the liquidation of General American Holding Company ("GAHC"), a wholly owned subsidiary of the Company. GAHC was created in 1999 as a general business company, owning subsidiaries not licensed as insurers. Upon the liquidation of GAHC, the Company assumed a net $61 million in assets and liabilities, including the ownership of Krisman, Incorporated ("Krisman") and White Oak Royalty Company ("White Oak Royalty"). The Company recognized no gain or loss on this disposition.

     On July 2, 2001, the Company and Metropolitan Life completed the sale of Conning Corporation ("Conning"). Conning specializes in asset management for insurance company investment portfolios and investment research.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

The Company and Metropolitan Life received $84 million in the transaction and the Company reported a gain of approximately $36 million, net of income taxes of $14 million.

     On April 18, 2000, Metropolitan Life completed its tender offer for all outstanding shares of Conning common stock not already owned by General American for $73 million.

     In 2000, NaviSys, Incorporated ("NaviSys"), a wholly owned subsidiary of the Company was sold through two transactions in June and November. The first transaction was a sale of a portion of the business to a business operated by former members of NaviSys management. The proceeds from the sale were $47 million in cash and 2,000,000 shares of common stock of the buyer, representing 10% of the fully diluted ownership of the buyer. The November transaction involved sale of certain assets of the remaining NaviSys business to Liberty Insurance Services Corporation for $10 million in cash before normal purchase price adjustments. There was a $1 million loss in the aggregate on the above mentioned transactions. The Company continues to own the corporation that was formerly NaviSys, now known as Krisman.

     On January 1, 2000, the Company exited the Group Health business through the Asset Purchase Agreement and related reinsurance arrangements with Great-West Life & Annuity Insurance Company ("Great-West"). This agreement also includes any life business that is directly associated with the health business. The Company was required to reimburse Great-West for up to $10 million in net operating losses incurred during 2000. Actual results of operations exceeded the limitation and no reimbursement was required. As a result of the working capital adjustments in accordance with the terms of the Asset Purchase Agreement, the Company has received $12 million and $11 million from Great-West in 2002 and 2001, respectively.

11.  RELATED PARTY TRANSACTIONS

     In July 2002 the Company contributed $22 million in intercompany promissory notes to Krisman.

     In May 2002, the Company received a capital contribution in the amount of $1 million associated with a related party gain on the sale of joint ventures to Metropolitan Life.

     RGA has reinsurance transactions between Metropolitan Life and certain of its subsidiaries. Under these agreements, RGA reflected net assumed premiums of approximately $118 million, $112 million and $110 million in 2002, 2001 and 2000, respectively. The earned premiums reflect the net of business assumed from and ceded to Metropolitan Life and its subsidiaries. The pre-tax underwriting gain on this business was approximately $35 million, $18 million and $17 million in 2002, 2001 and 2000, respectively.

     In October 2001, GenAmerica contributed GAMCO, which had a value of $37 million, to the Company.

     In 2001, the Company entered into a reinsurance agreement with Exeter Reassurance Company, Limited, a subsidiary of MetLife. Under this agreement, the Company reflected ceded premiums of approximately $154 million and $31 million and ceded expenses of approximately $64 million and $14 million in 2002 and 2001, respectively.

     In January 2000, GenAmerica contributed NaviSys, which had a value of $27 million, to GenAm Holding Company, a subsidiary of the Company.

     The following related party transactions occurred in the connection with Metropolitan Life's acquisition of GenAmerica:

     The Company paid $40 million to Metropolitan Life during 1999, which was returned to GAMHC, the Company's previous parent, at the closing on January 6, 2000. This transaction was recorded as a dividend by the Company in the accompanying financial statements.

     GenAmerica contributed $15 million and $300 million of capital to the Company on June 30 and December 26, 2000, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Metropolitan Life is to indemnify GAMHC for tax refunds attributable to the 1999 tax year per the stock purchase agreement. At December 31, 1999, the Company had a $86 million accrued tax receivable. During 2000, Metropolitan Life paid the Company $77 million. In addition, GAMHC is to indemnify Metropolitan Life for certain tax liabilities relating to prior years.

     Under the terms of master service agreement, the Company and its subsidiaries paid $8 million, $3 million and $2 million in investment management fees and $89 million, $9 million and $1 million for other administrative services in 2002, 2001 and 2000, respectively.

     These transactions are based upon agreed upon amounts that might differ from amounts that would be charged if such transactions were among third parties.

     Since the company is a member of a controlled group of affiliate companies it's results may not be indicative of those of a stand-alone entity.

12.  INCOME TAXES

     The provision for income taxes for continuing operations was as follows:

                                                                   YEARS ENDED
                                                                  DECEMBER 31,
                                                              ---------------------
                                                              2002    2001    2000
                                                              -----   -----   -----
                                                              (DOLLARS IN MILLIONS)
Current:
  Federal...................................................   $(6)    $46     $ 6
  Foreign...................................................     6       9      (1)
                                                               ---     ---     ---
                                                                --      55       5
                                                               ---     ---     ---
Deferred:
  Federal...................................................    58       6      45
  Foreign...................................................    17      (1)     11
                                                               ---     ---     ---
                                                                75       5      56
                                                               ---     ---     ---
Provision for income taxes..................................   $75     $60     $61
                                                               ===     ===     ===

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Reconciliations of the income tax provision at the U.S. statutory rate to the provision for continuing operations income taxes as reported were as follows:

                                                                   YEARS ENDED
                                                                  DECEMBER 31,
                                                              ---------------------
                                                              2002    2001    2000
                                                              -----   -----   -----
                                                              (DOLLARS IN MILLIONS)
Tax provision at U.S. statutory rate........................   $81     $34     $61
Tax effect of:
  Foreign tax rate in excess of U.S. tax rate...............    --      (3)      1
  Tax preferred investment income...........................    (4)     (2)      2
  Tax credits...............................................    (5)     (6)     (7)
  Litigation related........................................    --      14      --
  State tax net of federal benefit..........................     1       3      --
  Corporate owned life insurance............................     2       8      (4)
  Goodwill amortization.....................................    --       4       4
  Valuation allowance for carryforward items................    --       4      --
  Sales of subsidiaries.....................................    --       5       5
  Settlement of IRS audit...................................    (3)     --      --
  Other, net................................................     3      (1)     (1)
                                                               ---     ---     ---
Provision for income taxes..................................   $75     $60     $61
                                                               ===     ===     ===

     Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                              DECEMBER 31,
                                                              -------------
                                                              2002    2001
                                                              -----   -----
                                                               (DOLLARS IN
                                                                MILLIONS)
Deferred income tax assets:
  Reserve for future policy benefits........................  $ 130   $ 124
  Employee benefits.........................................     30      36
  Investments...............................................     43      60
  Loss and credit carryforwards.............................    258     255
  Other, net................................................     39     107
                                                              -----   -----
                                                                500     582
  Less: valuation allowance.................................     12      15
                                                              -----   -----
                                                                488     567
                                                              -----   -----
Deferred income tax liabilities:
  Deferred policy acquisition costs.........................    602     510
  Net unrealized investment gains...........................    112      55
  Other.....................................................     63     105
                                                              -----   -----
                                                                777     670
                                                              -----   -----
Net deferred income tax liability...........................  $(289)  $(103)
                                                              =====   =====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company has not recognized a deferred tax liability for the undistributed earnings of its wholly owned domestic and foreign subsidiaries because the Company currently does not expect those unremitted earnings to become taxable to the Company in the foreseeable future. This is due to the fact that the unremitted earnings will not be repatriated in the foreseeable future, or because those unremitted earnings that may be repatriated will not be taxable through the application of tax planning strategies that management would utilize.

     The Company believes that it is more likely than not that the deferred tax assets established will be realized except for the amount of the valuation allowance. As of December 31, 2002 and 2001, a valuation allowance for deferred tax assets of approximately $12 million and $15 million respectively, was provided on the capital losses of RGA, Inc. and the net operating losses of RGA's Australian, Argentine, South African and U.K. subsidiaries. At December 31, 2002, the Company's subsidiaries had net operating loss carryforwards of $530 million and capital loss carryforwards of $156 million. The remaining loss carryforwards are expected to be utilized during the period allowed.

     The Company has been audited by the Internal Revenue Service for the years through and including 1996. The Company is being audited for the years 1997 through and including 2000. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's consolidated financial statements.

13.  REINSURANCE

     The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and to provide additional capacity for future growth. The Company currently reinsures up to 90% of the mortality risk for all new individual life insurance policies that it writes through its various franchises. Risks in excess of $4 million are 100 percent coinsured. The company reinsures its business through a diversified group of reinsurers. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks of specific characteristics. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

     In addition to reinsuring mortality risk, the Company reinsures other risks and specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company uses excess of loss and quota share reinsurance arrangements to limit its maximum loss, provide greater diversification of risk and minimize exposure to larger risks.

     The amounts in the consolidated statements of income are presented net of reinsurance ceded. The effects of reinsurance were as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2002     2001     2000
                                                             ------   ------   ------
                                                              (DOLLARS IN MILLIONS)
Direct premiums............................................  $  529   $  553   $  705
Reinsurance assumed........................................   2,330    1,841    1,772
Reinsurance ceded..........................................    (442)    (304)    (527)
                                                             ------   ------   ------
Net premiums...............................................  $2,417   $2,090   $1,950
                                                             ======   ======   ======
Reinsurance recoveries netted against policyholder
  benefits.................................................  $  128   $   98   $  117
                                                             ======   ======   ======

     Reinsurance recoverables included in premiums and other receivables were $596 million and $470 million at December 31, 2002 and 2001, respectively. There were no significant reinsurance and ceded commissions payables, included in other liabilities at December 31, 2002 and 2001, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

14.  OTHER EXPENSES

     Other expenses were comprised of the following:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                               2002     2001     2000
                                                              ------   ------   -------
                                                                (DOLLARS IN MILLIONS)
Compensation................................................  $  38    $ 120    $  225
Commissions.................................................    795      602       503
Interest and debt issue costs...............................     53       38        33
Amortization of policy acquisition costs (excludes
  amortization of $19, $(15), and $28, respectively, related
  to realized investment losses (gains))....................    347      332       334
Capitalization of policy acquisition costs..................   (810)    (600)     (443)
Rent, net of sublease income................................      5       26        26
Minority interest...........................................    102       64        81
Other.......................................................    420      376       322
                                                              -----    -----    ------
          Total other expenses..............................  $ 950    $ 958    $1,081
                                                              =====    =====    ======

15.  STOCKHOLDER'S EQUITY

DIVIDEND RESTRICTIONS

     The Company and its insurance subsidiaries are subject to limitations on the payment of dividends to their parents. Generally, dividends during any year may not be paid, without prior regulatory approval, in excess of the greater of:
(i) 10% of the insurance subsidiaries' statutory surplus as of the immediately preceding calendar year (excluding realized investment gains) or (ii) the insurance subsidiaries' statutory gain from operations for the preceding year. The Company paid to GenAmerica stockholder dividends in the amount of $83 million, $8 million and $1 million for the years ended December 31, 2002, 2001 and 2000. As of December 31, 2002, the Company could pay GenAmerica a stockholder dividend of $74 million without prior approval of the Department.

STATUTORY EQUITY AND INCOME

     The Company is required to file annual statements with various state insurance regulatory authorities on a statutory basis.

     The National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles (the "Codification"), which is intended to standardize regulatory accounting and reporting to state insurance departments, and became effective January 1, 2001. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The Department required adoption of the Codification, with certain modifications, for the preparation of statutory financial statements effective January 1, 2001. The impact of adoption did not materially impact statutory capital and surplus. Further modifications by state insurance departments may impact the effect of the Codification on the Company's statutory surplus and capital.

     Statutory net income of the Company, as filed with the Department, was $91 million, $65 million and $55 million for the years ended 2002, 2001 and 2000, respectively; statutory capital and surplus, as filed, was $741 million and $825 million at December 31, 2002 and 2001, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

16.  OTHER COMPREHENSIVE INCOME

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2002 and 2001 to avoid double-counting in other comprehensive income items that are included as part of net income for the current year that have been reported as a part of other comprehensive income in the current or prior year:

                                                                   DECEMBER 31,
                                                              -----------------------
                                                               2002    2001     2000
                                                              ------   -----   ------
                                                               (DOLLARS IN MILLIONS)
Holding gains on investments arising during the year........  $ 295    $126    $ 315
Income tax effect of holding gains..........................   (137)    (48)    (127)
Reclassification adjustments:
  Recognized holding (losses) gains included in current year
     income.................................................    (29)     30      (92)
  Amortization of premium and accretion of discount on
     investments............................................    (72)    (64)    (111)
  Recognized holding gains (losses) allocated to other
     policyholder amounts...................................     19     (15)      28
Income tax effect...........................................     31      20       68
Allocation of holding (losses) gains on investments relating
  to other policyholder amounts.............................    (84)      7      (87)
Income tax effect of allocation of holding gains (losses) to
  other policyholder amounts................................     54      (3)      35
Unrealized investment gains of subsidiary at date of sale...     23      --       --
Deferred income taxes on unrealized investment gains of
  subsidiary at date of sale................................     (5)     --       --
                                                              -----    ----    -----
Net unrealized investment gains.............................     95      53       29
Foreign currency translation adjustment.....................      7       2      (10)
                                                              -----    ----    -----
Other comprehensive income..................................  $ 102    $ 55    $  19
                                                              =====    ====    =====

17.  DISCONTINUED OPERATIONS

     The Company actively manages its real estate portfolio with the objective to maximize earnings through selective acquisitions and dispositions. Accordingly, the Company is selling certain real estate holdings out of its portfolio. In accordance with SFAS No. 144, income related to real estate sold or classified as held-for-sale for transactions initiated on or after January 1, 2002 is presented as discontinued operations.

     The components of income from discontinued operations included net investment losses of $8 million and income tax benefits of $3 million, for the year ended December 31, 2002. Amounts for 2001 and 2000 were insignificant.

     The carrying value of real estate related to discontinued operations was $25 million and $18 million at December 31, 2002, and 2001, respectively.